                                                                    EXHIBIT 10.8

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

         This MONEY ACCESS SERVICE Processing Agreement ("Agreement") is dated September 6, 2001 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and CARDTRONICS, LP with offices located at 3000 HAYES, SUITE 101, HOUSTON, TEXAS 77082 ("User" or "you").

                                   BACKGROUND

         MAS provides Electronic Fund Transfer processing for automated teller machine, point of banking and point of sale Terminals and accessed by using certain plastic cards with magnetically encoded stripes issued by financial institutions to their account holders allowing such account holders to perform certain banking, financial and purchase Transactions. Additionally, MAS offers services for the authorization of Transactions and provides Gateway services to various EFT Networks, as well as certain other EFT services ("MAS Processing Services"). User desires to purchase and use MAS Processing Services.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Agreement as hereinafter set forth.

1.       DEFINED TERMS.

         All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Exhibit A attached hereto and made a part hereof.

2.       MAS PROCESSING SERVICES.

         You hereby agree to use MAS as the processor of Transactions conducted by your Cardholders and/or at your Terminals. You understand and agree that MAS may provide the services hereunder through any of its affiliates. While you are a User of MAS Processing Services under this Agreement, you elect to interface with MAS in one of the following modes:

[ ]  Full Service
[ ]  Authorization Processor
[ ]  Cooperative Authorization Processor
[ ]  Intercept Processor
[X]  Independent Sales Organization (ISO)

You understand and agree that the mode you elect now for your Interface to MAS will govern you for the duration of this Agreement. You may elect to use any or all of the following MAS Processing Services set forth below; however, you agree that during the term of this Agreement we shall be the exclusive provider to you of any of the services described below which you elect:

         (i) MAS Authorization Services. In accordance with your Cardholder information you will supply to us, we will authorize or decline Transaction requests received from any Terminals at which your Cardholders have access or any Networks in which you participate by

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our comparison to your Cardholder information which can consist of any of the following: (a) real time account records, (b) daily account balances or (c) parameter instructions.

         (ii) MAS Terminal Driving Services. We will establish a direct electronic connection between the ATM and/or POB Terminals you operate and our switch in order to operate, supervise and monitor such Terminals for you.

         (iii) Gateway Services. We will provide electronic connections from the switch to other Network switches and other card issuers which will permit you to acquire ATM, POB and/or POS Transactions of other Networks' and/or issuers' Cardholders at Terminals we operate for you and to facilitate Transactions by your Cardholders, if any, at the ATM, POS or POB Terminals of other Networks. You may choose among the Gateway services we inform you we are able to provide. If you elect to purchase any of our Gateway services from us you will appropriately complete and execute applications, membership agreements, sponsorship agreements or other documents as may be necessary to offer such Gateway services as may be required by us or the relevant regional or national ATM Network or card issuer, and shall provide to us evidence of your authority to participate in such Networks or with such card issuers, as we may require from time to time.

         (iv) Additional Services. We also offer an array of additional MAS Processing Services from which you may select to complement your Electronic Fund Transfer products. These Processing Services include telephone banking, bill payment, self service banking and Cardholder service charge products. You shall indicate your selection of additional MAS Processing Services on the Specification Forms you complete, and execute an addendum to this Agreement for each such service you desire. From time to time we may introduce new Processing Services which you may select by executing a further addendum to this Agreement.

3.       SUPPORT AND TERMINAL LOCATION.

         (a) Support Equipment and Terminals. You agree to purchase or lease and install such ATM and POB Terminals as you desire to operate and you agree to obtain and maintain in good working order at your expense the data processing and communications equipment which is necessary and appropriate to facilitate the provision of MAS Processing Services. You shall independently determine the locations of the Terminals you choose to operate in accordance with the rules of the Networks you join and subject to any necessary regulatory approvals.

         (b)      Location of Terminals.

                  (1) United States and its Territories. You agree that subject to Section 3b. (2) of this Agreement, the MAS Processing Services to be provided under this Agreement shall only occur at Terminals located in the United States of America or its territories.

                  (2) Outside of the United States or its Territories. If you desire to receive MAS Processing Services at any Terminal located outside of the United States of America, you agree to first provide MAS with a written schedule of any country or countries in which you intend to receive MAS Processing Services. You may not obtain MAS Processing Services for Terminals located outside of the United States of America and its territories without MAS's prior written approval. If MAS agrees to provide such

                                       2
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         services to you, that approval will be, subject to the following conditions and other conditions to which the parties agree at the time:

                           (i) We can terminate the provision of MAS Processing Services in any country at any time and without being deemed to be in breach of the MAS Processing Agreement if we, in our sole discretion, determine that continued provision of service to Terminals located in such country could adversely impact MAS. If we terminate the provision of MAS Processing Services in a particular country, we will provide you with sixty (60) days' prior notice of such termination, unless exigent circumstances exist.

                           (ii) If any provision of the Agreement is declared or found to be illegal, unenforceable or void under the laws of any country ("Voided Provision"), for purposes of the laws of the specific country in which the provision is void, the Agreement will be construed as if not containing the Voided Provision, and the rest of the Agreement will remain in full force and effect, and the rights and obligations of the parties hereto shall be construed and enforced accordingly under the laws of that country; provided, however, that the parties consent to the enforcement of the entire Agreement, including the Voided Provision, under the laws of the State of Delaware.

                           (iii) The parties hereto affirmatively consent that interpretation, construction and performance of this Agreement, including the provision of MAS Processing Services in any country outside of the United States of America or its territories, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the principle of conflicts of laws. The parties also consent to the jurisdiction and venue in the Delaware courts with respect to the enforcement of any matter under this Agreement, regardless as to the location of any Terminal receiving MAS Processing Services.

                           (iv)     You have obtained all necessary
                  authorizations required under the laws, regulations and code provisions of each country in which you seek to receive MAS Processing Services.

                           (v) You are not aware of any provision of the law, regulation or code under the laws of each country in which you seek to receive MAS Processing Services that would prevent (a) the provision of the MAS Processing Services to you or (b) the enforcement of this Agreement in accordance with its terms. During the term of this Agreement, the parties also agree to promptly notify each other of the enactment or promulgation of any provision of the law, regulation or code under the laws of each country in which you seek to receive MAS Processing Services that would prevent (a) the provision of the MAS Processing Services or (b) the enforcement of this Agreement in accordance with its terms.

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

4.       USER SPECIFICATIONS.

         We will perform our processing in accordance with your instructions and information provided to us on our Specification Forms and the rules of the Networks you join.

5.       FEES.

         (a) Schedule of Fees. You agree to pay our fees and charges set forth on the Schedule of Fees attached hereto as Exhibit B and Exhibit C for our MAS Processing Services. Further, you agree to pay all third party charges (including, but not limited to, our charges related to telecommunications services and transportation expenses) incurred in connection with our provision of MAS Processing Services. You agree that if we add new MAS Processing Services or Transaction types during the term of this Agreement we may amend the Schedule of Fees to add charges for such new services or Transaction types at any time. Any service performed by us at your request or as necessitated by your act or failure to act which is beyond the scope of the MAS Processing Services you select on the Specification Forms shall be billed to you at our standard rates then in effect including charges for personnel and computer time, equipment, supplies, out-of-pocket costs and other expenses which you agree to pay us. Commencing upon execution of this Agreement, all applicable fees and charges shall be payable upon invoice to you. We will submit monthly statements for the fees, charges, supplies and offer costs payable by you pursuant to this Agreement. Payment will be made in accordance with Section 6 hereof. We may increase or decrease the Schedule of Fees effective January 1 of each year upon not less than one hundred twenty (120) days' prior written notice to you.

         (b) Taxes. In addition to the applicable standard fees and charges for MAS Processing Services and any other service we perform for you, you agree to pay all federal, state and local taxes assessed as well as all other expenses, fees and charges imposed by a governmental entity arising out of or incidental to your use of MAS Processing Services other than those taxes, expenses, fees or charges which are based on the net income or property of MAS.

6.       CLEARING ACCOUNT.

         For payment of the fees, charges, expenses and taxes, if any, due and owing to MAS under this Agreement, you will establish and maintain for the term of this Agreement a clearing account at a financial institution designated or approved by us. If you have executed a STAR Member Institution Agreement or a MAC Network Participation Agreement and already have established a clearing account pursuant thereto, then for purposes of this Agreement you hereby grant MAS authorization to effect credits to and debits from such clearing account for payment of the fees, charges, expenses and taxes due and owing to MAS under this Agreement. You agree to execute any documentation required by us or by the designated settlement bank to grant authority to us to debit or credit such account. You agree to maintain at all times in the clearing account a balance sufficient to pay all amounts due and owing to MAS under this Agreement.

7.       CONFIDENTIALITY OF INFORMATION.

         You acknowledge that we have, through the expenditure of a significant amount of time, effort, costs and research, developed and/or secured the right to use various computer programs, forms, logos, manuals, and related materials, including our operating procedures and technical specifications, which constitute property of great value and/or trade secrets, and that disclosure to others of such materials may result in loss or irreparable damage to us. Accordingly, you in your use of our MAS Processing Services agree to hold and use any and all such property or information in confidence, and not to disclose, reveal, copy, sell, transfer, sub-license, assign or distribute any part or parts of it, in any form, to any individual, firm, corporation, or other entity, or permit any of your employees, agents or representatives to do so, except as expressly permitted in writing by us. You further agree that upon termination of your use of MAS Processing Services for any reason, you will immediately return all such property to us.

         We acknowledge that, in your use of our MAS Processing Services, you may disclose to us certain confidential information relating to your Cardholders (if applicable). Accordingly, we agree to hold and use any and all such Cardholder information in confidence, and not to disclose, reveal, copy, sell, transfer, assign or distribute any part or parts of it, in any form, to any person or entity, or permit any of our employees, agents, or representatives to do so, except as expressly permitted in writing by you or as required by applicable law.

8.       MALFUNCTIONS.

         Each party shall notify the other party immediately upon discovery of any evidence which might indicate that any of the MAS Processing Services are not satisfactory. Upon such notification, both parties shall consult and test in a manner that MAS deems appropriate to solve the problem. If we determine that the problem arises from hardware, software, personnel or other items within our control, we shall correct within a reasonable time not to exceed thirty (30) days from the date on which any such errors are brought to our attention. If we determine that the problem arises from the equipment, software, personnel procedures, communication or site facilities or other items within your control, you at your own cost shall correct the problem within a reasonable time not to exceed thirty (30) days from the date on which any such errors are brought to your attention.

9.       FORCE MAJEURE.

         Neither MAS nor User shall be liable for any loss resulting from a delay or failure in its provision of MAS Processing Services or in the operation of a Terminal due in whole or in part to any natural disaster, epidemic, fire, act of God, strike, war, riot, civil disturbance, court order, statute, governmental issuance, technological facility outage, shortage of or significant fluctuation in power or any other cause beyond its reasonable control.

10.      LIMITATION OF LIABILITY.

         (a) Disclaimer of Certain Damages. The duties and responsibilities of MAS under this Agreement will be limited to those expressly set forth and undertaken herein. In no event shall MAS be liable to User for (i) any loss of use, revenue, profit or business opportunities or indirect, incidental, consequential, punitive, special or exemplary damages, even if MAS is informed or is otherwise aware or should be aware, of the possibility or likelihood of such damages and regardless of whether any limited remedy provided hereunder is determined to fail in its essential purpose, (ii) losses or damages attributable to or arising from overhead allocations

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

or general and administrative costs and expenses of User, (iii) losses or damages caused other than by MAS's own gross negligence or intentional misconduct, or (iv) losses or damages arising out of the fraudulent or criminal acts of third parties.

         (b) Damages Cap. Notwithstanding any provision contained in this Agreement to the contrary, the aggregate liability of MAS during each consecutive twelve (12) month period beginning on the Effective Date for any and all claims, demands, costs, losses, damages or other potential or actual expenses which are in any way related, directly or indirectly, to the execution, performance or subject matter of this Agreement shall not exceed the average monthly amount of fees paid by User to MAS during such period, exclusive of interchange and pass-through fees, multiplied by three (3), regardless of the form of action employed, whether in contract, warranty, tort (including negligence) or otherwise.

         (c) Risk Allocation. The parties agree that the limitation of liability set forth in this Section 10 is a reasonable allocation of risk and that such limitation shall apply to any remedy ordered by a court, regardless of whether such court determines that any remedy provided for hereunder fails in its essential purpose.

11.      NO WARRANTIES.

         MAS HEREBY DISCLAIMS ALL WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY EXPRESS AND IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.      INDEPENDENT ENTITY.

         We agree to provide MAS Processing Services to you as an independent contractor only. None of MAS's officers, employees, agents or representatives will be subject to your control.

13.      INSURANCE.

         You agree to obtain all insurance coverage which is required by state and federal law and regulation and dictated by prudent business practices in connection with your use of MAS Processing Services.

14.      RIGHT OF INSPECTION OF RECORDS.

         Upon reasonable notice to us and during normal business hours your representatives, auditors, and/or representatives of your regulatory agencies may inspect any file which we maintain regarding the provision of MAS Processing Services to you.

15.      ASSIGNMENT AND MERGER.

         This Agreement may not be assigned by you without our prior written consent. If you are the subject of or a participant in a merger or acquisition by (i) statute, (ii) purchase of assets, (iii) sale or exchange of stock, (iv) consolidation or (v) any other means, such merger or acquisition shall not terminate this Agreement; rather, this Agreement shall remain in full force and effect after such merger or acquisition as the obligation of the surviving financial institution.

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

16.      EFFECTIVE DATE AND TERM.

         This Agreement shall be effective as of the date indicated in the introductory paragraph hereof provided that it is fully executed by us in original form and the payments required hereunder have been delivered to us. The initial term of the Agreement shall be three (3) years from the date our services commence under this Agreement and, thereafter, for successive one (1) year renewal terms unless terminated in accordance with paragraph 17 herein.

17.      TERMINATION.

         This Agreement may be terminated in its entirety by either party at the end of the initial term or any subsequent term upon one hundred eighty (180) days' prior written notice to the other party. In the event you breach this Agreement causing an early termination or terminate this Agreement prior to the expiration of its term, you agree to pay an early termination fee in an amount equal to the product of your average monthly fees times the number of months left in your current term.

18.      AMENDMENTS.

         This Agreement may be amended only by a writing duly executed by both parties.

19.      ENTIRE AGREEMENT.

         This Agreement, including all schedules, addenda and exhibits hereto, constitutes the entire understanding between the parties as to MAS Processing Services and supersedes all previous communications, commitments and writings.

20.      SEVERABILITY.

         If any provision of this Agreement is held invalid, illegal, void or unenforceable by reason of any judicial decision, all other provisions of this Agreement shall nevertheless remain in full force and effect.

21.      WAIVERS.

         No course of dealing or failure to enforce any provision or exercise any right under this Agreement by either party shall be construed as a waiver of such provision or right, affect the validity of this Agreement or curtail the ability of any party to enforce such provision or exercise such right in the future.

22.      NOTICES.

         All notices by one party to the other under this Agreement shall be in writing and shall be considered delivered when actually received or three (3) days after placement in the U.S. Postal Service, whichever is sooner. Notice shall be sent to each party at the addresses set forth in the first paragraph of this Agreement. Either party may change the address for notices at any time by providing written notice of such change to the other party.

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

23.      HEADINGS.

         The titles and headings which precede the text of this Agreement have been inserted solely for convenience of reference and contain no substantive meaning.

24.      APPLICABLE LAW.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives on the date first written above.

                           MONEY ACCESS SERVICE, INC.

                           By: /s/ E. T. Haslam
                               ------------------------------------------------

                               E. T. Haslam, CFO
                               ------------------------------------------------
                               Name and Title (Printed)

                           CARDTRONICS, LP

                           By: /s/ Michael Clinard
                               -------------------------------------------------

                               Michael Clinard, COO
                               ------------------------------------------------
                               Name and Title (Printed)

                               _________________________________________________
                               User Identification Number

                                    EXHIBIT A

                                  DEFINED TERMS
                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

         "Automated Teller Machine" or "ATM"- An electronic device activated by a Cardholder which permits such Cardholder to access his or her account(s) for the purpose of conducting banking Transactions. An ATM includes a full function as well as a cash dispensing only machine.

         "Business Day" - That part of any day, Monday through Friday, on which substantially all business functions are conducted and which is not a legal holiday.

         "Cardholder" - A customer of a card issuer who has been issued a card which activates a Terminal and permits such customer to access his or her account(s) for the purpose of conducting Transactions.

         "Gateway" - A technical interface between a computer processing switch and a Network switch, a card issuing body or a provider of EFT or EBT services for the purpose of conducting Transactions.

         "Electronic Benefits Transfer" or "EBT" - The provision of government entitlement programs to those individuals who are entitled to receive such entitlements or benefits through the use of magnetically striped or other cards capable of storing information regarding the Cardholder and capable of accessing ATM, POB and POS Terminals to receive distribution of such entitlements or benefits.

         "Electronic Fund Transfer" or "EFT" - A transfer of funds that is initiated through a Terminal, telephone, computer or magnetic tape and results in a debit or credit to an account.

         "Interface" - The combination of the computer programs and communications links by which a Network switch can receive messages directly from and send messages directly to parties which have an agreement to use such Network's services.

         "MAC" - The service mark and logo which designates the electronic funds transfer system owned and operated by MAS.

         "MAS" - MONEY ACCESS SERVICE as operated by MONEY ACCESS SERVICE INC. or any successor corporations.

         "Network" - An organization of computer hardware, software, communications facilities, Terminals, documentation and service marks designed to support the interchange of Transactions among financial institutions and others.

         "Point of Banking" or "POB" - The utilization of EFT access cards for banking Transactions at clerk operated Terminals in merchant locations.

                                 Exhibit A - 1

         "Point of Sale" or "POS" - The utilization of EFT access cards for Transactions at retail locations.

         "Processing Services" - The authorization of Transactions; the operation, control, supervision and monitoring of Terminals deployed by a participant; and/or the provision of electronic connections from MAS to STARJMAC or another Network switch or card issuer to others.

         "Specification Form" - A form provided by MAS on which a User documents its instructions and selections of the options offered by MAS in its Processing Services.

         "STAR" - The mark and logo which designates the electronic funds transfer system owned and operated by MAS' affiliate Star Networks, Inc.

         "Terminal" - An electronic communications device through which a Transaction is initiated.

         "Transaction" - An EFT request made at a Terminal by a Cardholder to his or her card issuer to debit or credit funds from his or her account(s) which is approved by such card issuer.

         "User" - A financial institution or other entity which has entered into an agreement with MAS to use MAS Processing Services.

                                 Exhibit A - 2

                                    EXHIBIT B
                       MONEY ACCESS SERVICE(R) PROCESSING
                                SCHEDULE OF FEES

User agrees to pay MAS.

DIAL-UP ATM DEVICE FEES:

         1. A telecommunications charge per transaction or status message from the ATM as shown below. Status messages include, but are not limited to, messages regarding card reader failures, dispenser failures, receipt printer failures, communication failures and "I'm Alive" messages. Telecommunication fees are based upon the deployment of dial-up ATM devices and software configurations that would not cause an average Transaction duration to exceed connection time of 18 seconds. If average connection exceeds 18 seconds, User will incur an additional telecommunications assessment at the rate of $ * per second over the first 18 seconds.

         1 -- 3,000,000             $  *

         3,000,0001 -- 5,000,000    $  *

         Over 5,000,000             $  *

         2. A telecommunications charge of $ * for each downline load of ATM screens, messages and instructions to a dial-up ATM not to exceed $ * per month.

DEDICATED LINE DEVICE FEES:

         1. A Terminal fee for each Non Dial-up ATM or Other On-Line Terminal of $ * per month.

         2.       An ATM Modem lease fee of $  *  per leased modem, per month.

         3.       A monthly telecommunications fee of $  * .

MISCELLANEOUS FEES:

         1. A monthly fee of $ * per VPN for Internet access to MAS automated workstation (AWS).

         2. A monthly customized text fee of $ * per participant regardless of the number of terminals. A $ * fee per terminal per requested change for Terminal screen or receipt message changes (if used).


* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                 Exhibit B - 1

                                    EXHIBIT C
                       MONEY ACCESS SERVICE(R) PROCESSING
                                SCHEDULE OF FEES
                        CLIENT-REQUESTED SUPPORT SERVICES

FEES FOR CLIENT-REQUESTED SERVICES.

- A fee of $ * per hour per person for MAS support for standard testing and certification of client requested changes. The fee applies, but is not limited, to message format changes, processor/software conversions, deconversions, transmissions and other client-requested changes or additions.

- An additional fee of $ * per hour per person for support of client-requested special development efforts requiring software changes, special reports and other client specific changes.

- A fee of $ * per hour per person for MAS support of client requested testing of disaster recovery capabilities. These services include, but are not limited, to processing, transmissions, creating reports and transmitting files. The fee will be doubled for weekend support.

- A fee of $ * for the support of a host software conversion initiated by the client or their processor. The fee is inclusive of all work required to support the conversion except for certification times that will be billed separately at the rates stated above.

- A setup fee of $ * to add a unique identifier (pseudo ID) to the switch to designate a group of terminals or participant IDs for settlement, billing or other purposes.

- A fee of $ * per month per pseudo ID for settlement and reporting support.

- A $ * per report or file for the retransmission of a report or file more than 10 days old.

FEES FOR CLIENT-REQUESTED CANCELLATION OF SUPPORT ACTIVITIES.

- A cancellation fee of $ * per day times (10 days less the number of days cancellation notice) for a client requested cancellation of any project where work has already been done and the notice of cancellation is received less than 10 business days prior to the scheduled implementation date. This fee is in addition to any fees for work completed by MAS up to such cancellation date.


* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                 Exhibit C - 1

Notice (days)        Fee
-------------        ---
      0               *
      1               *
      2               *
      3               *
      4               *
      5               *
      6               *
      7               *
      8               *
      9               *

FEES FOR CLIENT-REQUESTED DATABASE CHANGES.

-        A fee of $  *  for support of client-requested message format change.
         The fee is inclusive of all work required to support the change except the testing, certification and development time that will be billed separately as stated above.

* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                 Exhibit C - 2

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

                                    ADDENDUM
                                       FOR
                          SCHEDULE OF USER'S SELECTION
                                       OF
                         ADDITIONAL PROCESSING SERVICES

         This Addendum is dated January 29, 2003 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and CARDTRONICS, LP with offices located at 3110 HAYES, SUITE 300, HOUSTON TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001 between MAS and User ("MAS Processing Agreement").

                                   BACKGROUND

         In connection with the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). At the time of execution of the MAS Processing Agreement or at any later time, User may select Additional Processing Services. User's most recent selection of Additional Processing Services is itemized herein. Any previous selections by User of Additional Processing Services are reflected on earlier addenda. The features of and charges for the Additional Processing Services that User selects on this addenda are set forth in separate Addenda to the MAS Processing Agreement which are attached hereto and incorporated herein by reference.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS. All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2. USER'S SELECTION PROCESSING SERVICES. From the list below, User selects those Additional Processing Services by which it places its initials.

                           ________    Advanced ATM Functionality

                           ________    Cardholder Service Charging Service

                           ________    Card Production Service

                           ________    Dial-Up ATM

                           ________    EBT Processing Service

                           ________    Electronic Banking Service

                           ________    Gateway Service

                           ________    Gateway Sponsorship

                           ________    Telephone Banking Card Service

                           ________    MasterCard Debit Card/Visa Check Card

                           ________ Signature Debit Fraud Risk Identification Service

                           /s/ JMA     On-Line Services
                          ---------

                           ________    Self Service Banking

                           ________    Other Special Terms

3. CONFIRMATION OF MAS PROCESSING AGREEMENT. Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

4. AGREEMENT TO SEPARATE ADDENDA. The execution by MAS and User of this Addendum for Schedule of User's Selection of Additional Processing Services shall evidence the parties' agreement to the terms, conditions and pricing set forth in the separate Addenda for each of the Additional Processing Services that User selects hereinabove.

5. NEWLY SELECTED ADDITIONAL PROCESSING SERVICES. This Addendum reflects User's newly selected Additional Processing Services and shall supplement any earlier addenda executed for such purpose.

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum by their duly authorized representatives on the date first written above.

                           MONEY ACCESS SERVICE, INC.

                           By: /s/ E. T. Haslam
                               -------------------------------------------------

                               E. T. Haslam, CFO
                               -------------------------------------------------
                               Name and Title (Printed)

                            CARDTRONICS, LP

                            By: /s/ Jack M. Antonini
                                ------------------------------------------------

                                Jack M. Antonini, President/Chief
                                Executive Officer
                                ------------------------------------------------
                                Name and Title (Printed)

                                ________________________________________________
                                User Identification Number

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                 ADDITIONAL PROCESSING SERVICES ON-LINE SERVICES

This Addendum is dated January 29, 2003 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and CARDTRONICS, LP with offices located at 3110 HAYES, SUITE 300, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between MAS and User ("MAS Processing Agreement").

                                   BACKGROUND

         In addition to the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1.       DEFINED TERMS.

         All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in Exhibit A to the MAS Processing Agreement.

2. ON-LINE SERVICES. You hereby request and we hereby agree to provide you with the features of our Online services you elect below by which you can quickly notify and escalate ATM incidents and achieve timely resolution of outstanding incidents and/or which you can add, change and browse terminal and participant data and send it to MAS via an online connection:

[X]      Tracker. Provides User with real time access to the Tracker ATM monitoring system. Tracker is an automated ATM incident reporting and tracking application that electronically generates and escalates tickets for incidents that occur at ATMs that MAS drives and monitors.

[ ]      ATI. Provides user with real time access to the terminal and participant data they are authorized to view and/or update. ATI is an online system created to facilitate the rapid exchange of ATM and participant data between clients and MAS. It will substantially reduce lead times required for terminal and participant setup and changes and it will provide users with a terminal installation tracking system to monitor the status of ATM adds and changes.

3.       FEES

For the Additional Processing Services described in this Addendum, you agree to pay MAS the applicable fees in accordance with the Schedule of Fees set forth on Exhibit OLS-1 hereto.

4.       EFFECTIVE DATE AND TERM

         This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the remaining initial term or current renewal term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement.

         This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement.

5.       CONFIRMATION OF MAS PROCESSING AGREEMENT

         Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

6.       AGREEMENT TO ADDENDUM

         User has agreed to the terms of this Addendum by at the time of its execution of the MAS Processing Agreement or at any later time by execution of an Addendum for Schedule of User's Selection of Additional Processing Services to supplement the MAS Processing Agreement. The signatures of MAS and User set forth in the MAS Processing Agreement and the above referenced Addendum shall serve as evidence of the parties agreement to this Addendum.

                                SCHEDULE OF FEES
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                                ON-LINE SERVICES

User agrees to pay MAS on invoice:

1.       TRACKER ONLINE

         A. A one time set up/implementation fee of $ * for each User ID requested.

         B. A monthly application fee will be based upon the lowest fee tier achieved in a given month for aggregate number of ATM's supported by MAS:

                         Monthly Application
   # of ATMs                    Fee
   ---------             -------------------
     1 - 10                      *
    11 - 20                      *
    21 - 50                      *
    51 - 100                     *
   101 - 500                     *
  501 - 1,000                    *
1,001 and above                  *

         C. A dial in access fee of $ * per minute, or Telecommunications costs, as applicable, for access via direct connection.

         D. A monthly user fee based upon the aggregate number of User IDs assigned by MAS. Fees are charged at each level, regardless of the tier reached:

# of User IDs              Fee per User
-------------              ------------
   1 - 10                       *
   11 - 25                      *
   Over 25                      *


* Denotes Confidential Portion Omitted and Filed Separately with the Commission.


                                Exhibit OLS-1- 1

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                                  SPECIAL TERMS

         This Addendum is dated January 29, 2003 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, DE 19809 ("MAS", "we" or "us") and CARDTRONICS with offices located at 3110 HAYES ROAD, SUITE 300, HOUSTON, TEXAS 77082 ("User", "you" or "your") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between MAS and User ("MAS Processing Agreement").

                                   BACKGROUND

         In connection with the MAS Processing Services set forth in the MAS Processing Agreement, MAS is extending to User the special terms described herein to facilitate User's election of MAS as the Processor of Transactions by its Cardholders and/or at its Terminals.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1.       DEFINED TERMS

         All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2.       SPECIAL TERMS

         FEES. Pursuant to Section 5 (a) of the MAS Processing Agreement ("Section 5"), MAS is authorized to amend the Schedule of Fees attached thereto as Exhibit B to add charges for new services or Transaction types at any time. In accordance with Section 5, the Schedule of Fees hereby is amended as of March 1, 2002 and for the remainder of the initial term as follows:

         Telecommunications Fee for TCP/IP Terminals - $.03/transaction

3.       CONFIDENTIALITY

         The MAS Processing Agreement, this Addendum and the subject matter addressed herein shall be kept strictly confidential by MAS and User and shall be disclosed only to those employees and agents required to have access to such information in the performance of each parties obligations hereunder, except to the extent that such information is required to be disclosed in any regulatory examination.

4.       EFFECTIVE DATE AND TERM

         This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the current term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement.

         This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement.

5.       CONFIRMATION OF MAS PROCESSING AGREEMENT

         Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

         The signatures of MAS and User set forth below shall serve as evidence of the parties' agreement to this Addendum.

                           MONEY ACCESS SERVICE, INC.

                           By: /s/ E. T. Haslam
                               -------------------------------------------------

                               E. T. Haslam
                               -------------------------------------------------
                               Name and Title (Printed)

                           CARDTRONICS, LP

                           By: /s/ Jack M. Antonini
                               -------------------------------------------------

                               Jack M. Antonini, President/Chief
                               Executive Officer
                               -------------------------------------------------
                               Name and Title (Printed)

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                          SCHEDULE OF USER'S SELECTION
                                       OF
                         ADDITIONAL PROCESSING SERVICES

         This Addendum is dated September 6, 2001 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and CARDTRONICS, LP with offices located at 3000 HAYES, SUITE 101, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001 between MAS and User ("MAS Processing Agreement").

                                   BACKGROUND

         In connection with the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). At the time of execution of the MAS Processing Agreement or at any later time, User may select Additional Processing Services. User's most recent selection of Additional Processing Services is itemized herein. Any previous selections by User of Additional Processing Services are reflected on earlier addenda. The features of and charges for the Additional Processing Services that User selects on this addenda are set forth in separate Addenda to the MAS Processing Agreement which are attached hereto and incorporated herein by reference.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS. All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2. USER'S SELECTION OF ADDITIONAL PROCESSING SERVICES. From the list below, User selects those Additional Processing Services by which it places its INITIALS.

                     ___________     Advanced ATM Functionality

                     ___________     Cardholder Service Charging Service

                     ___________     Card Production Service

                       /s/ MC        Dial-Up ATM
                     -----------

                       /s/ MC        EBT Processing Service
                     -----------

                     ___________     Electronic Banking Service

                       /s/ MC        Gateway Service
                     -----------

                       /s/ MC        Gateway Sponsorship
                     -----------

                     ___________     Telephone Banking Card Service

                     ___________     MasterCard Debit Card/Visa Check Card

                     ___________     Signature Debit Fraud Risk Identification
                                     Service

                        /s/ MC       On-Line Services
                     -----------

                     ___________     Self Service Banking

                        /s/ MC       Other Special Terms
                     -----------

3. CONFIRMATION OF MAS PROCESSING AGREEMENT. Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

4. AGREEMENT TO SEPARATE ADDENDA. The execution by MAS and User of this Addendum for Schedule of User's Selection of Additional Processing Services shall evidence the parties' agreement to the terms, conditions and pricing set forth in the separate Addenda for each of the Additional Processing Services that User selects hereinabove.

5. NEWLY SELECTED ADDITIONAL PROCESSING SERVICES. This Addendum reflects User's newly selected Additional Processing Services and shall supplement any earlier addenda executed for such purpose.

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum by their duly authorized representatives on the date first written above.

                           MONEY ACCESS SERVICE, INC.

                           By: /s/ E. T. Haslam
                               -------------------------------------------------

                               E. T. Haslam, CFO
                               -------------------------------------------------
                               Name and Title (Printed)

                           CARDTRONICS, LP

                           By: /s/ Michael Clinard
                               -------------------------------------------------

                               Michael Clinard, COO

                               Name and Title (Printed)

                               _________________________________________________
                               User Identification Number

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                                 GATEWAY SERVICE

         This Addendum is dated September 6, 2001 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and CARDTRONICS, LP with offices located at 3000 HAYES, SUITE 101, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between MAS and User ("MAS Processing Agreement").

                                   BACKGROUND

         In addition to the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1.       DEFINED TERMS

         All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2.       GATEWAY SERVICE

You hereby request and we hereby agree to provide you with our Gateway service which will afford extended EFT access to your Cardholders (if any) and the Cardholders of other Networks and/or card issuing organizations you designate by your initials below:

/s/ MC Cirrus/ MasterCard    _______Cards _____ ATMs
------
/s/ MC PLUS/VISA             _______Cards _____ ATMs
------
/s/ MC American Express Card
------
/s/ MC Discover Card
------
______ Magic Line
______ NYCE
______ Internet
______ Maestro U.S.A. Inc.
______ Interlink
/s/ MC Pulse
------
/s/ MC Star
------
______ Other (Specify) ___________________________

         You must establish and maintain appropriate (i) status as an active member of or participant in and/or (ii) arrangements to acquire Transactions of each of the other Networks and/or card issuing organizations you designate for our Gateway service. You represent and warrant to us that at all times during which this Addendum is operative you will be an active member of or participant in and/or hold an arrangement to acquire Transactions of each Network and/or card issuing organization you designate for our Gateway service. Through our Gateway service, we will receive (i) Transaction requests of your Cardholders made at Terminals of other Networks for your authorization and/or (ii) Transaction requests by Cardholders of other Networks and/or card issuing organizations made at your Terminals for authorization by such other Networks or card issuing organizations.

3.       OTHER USER RESPONSIBILITIES

         You are responsible to comply in all respects with the rules, regulations and standards of the other Networks to which we provide our Gateway service for you. You will be solely responsible for all other Networks' membership and other fees, fines, assessments, inquiries, adjustments, records, reconcilements, accountings and every other category of fees presently existing and hereafter imposed in connection with the Transaction requests for which we provide our Gateway service to you.

4.       FEES

         For the Additional Processing Services described in this Addendum, you agree to pay MAS the applicable fees in accordance with the schedule of fees set forth on Exhibit GS-1 hereto.

5.       EFFECTIVE DATE AND TERM.

This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the remaining initial term or current renewal term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement.

         This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement.

6.       AMENDMENT OF MAS PROCESSING AGREEMENT

         Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

7.       AGREEMENT TO ADDENDUM

         User has agreed to the terms of this Addendum by at the time of its execution of the MAS Processing Agreement or at any later time by execution of an Addendum for Schedule of User's Selection of Additional Processing Services to supplement the MAS Processing Agreement. The signatures of MAS and User set forth in the MAS Processing Agreement and the above referenced Addendum shall serve as evidence of the parties' agreement to this Addendum.

                                  EXHIBIT GS-1
                                SCHEDULE OF FEES
                       FOR ADDITIONAL PROCESSING SERVICES
                                 GATEWAY SERVICE

         The fees payable by User for Gateway Service shall be as follows:

PROCESSING FEES

1. A per transaction processing fee including withdrawals, transfers, balance inquiries, declines, reversals and terminal balancing as follows:

                  1 - 3,000,000 transactions         $  *
                  3,000,001 - 5,000,000 transactions $  *
                  Over 5,000,000 transactions        $  *

2. Network sponsorship fees for national and regional networks are included in the transaction processing fee.

3. All applicable regional and national network transaction fees including but not limited to: indirect processing, licensing, gateway processing, charge back, adjustment or other fees relating to participation in a particular network, will be passed through as incurred by MAS.



* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                  Exhibit GS-1 - 1

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

                                    ADDENDUM
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                                ON-LINE SERVICES

         This Addendum is dated September 6, 2001 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and CARDTRONICS, LP with offices located at 3000 HAYES, SUITE 101, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between MAS and User ("MAS Processing Agreement").

                                   BACKGROUND

         In addition to the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1.       DEFINED TERMS

         All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in Exhibit A to the MAS Processing Agreement.

2. ON-LINE SERVICES. You hereby request and we hereby agree to provide you with the features of our Online services you elect below by which you can quickly notify and escalate ATM incidents and achieve timely resolution of outstanding incidents and/or which you can add, change and browse terminal and participant data and send it to MAS via an online connection:

[ ]      Tracker. Provides User with real-time access to the Tracker ATM monitoring system. Tracker is an automated ATM incident reporting and tracking application that electronically generates and escalates tickets for incidents that occur at ATMs that MAS drives and monitors.

[X]      ATI. Provides user with real time access to the terminal and participant data they are authorized to view and/or update. ATI is an online system created to facilitate the rapid exchange of ATM and participant data between clients and MAS. It will substantially reduce lead times required for terminal and participant setup and changes and it will provide users with a terminal installation tracking system to monitor the status of ATM adds and changes.

3.       FEES

         For the Additional Processing Services described in this Addendum, you agree to pay MAS the applicable fees in accordance with the Schedule of Fees set forth on Exhibit OLS-1 hereto.

4.       EFFECTIVE DATE AND TERM

         This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the remaining initial term or current renewal term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement.

         This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement.

5.       CONFIRMATION OF MAS PROCESSING AGREEMENT

         Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

6.       AGREEMENT TO ADDENDUM

         User has agreed to the terms of this Addendum by at the time of its execution of the MAS Processing Agreement or at any later time by execution of an Addendum for Schedule of User's Selection of Additional Processing Services to supplement the MAS Processing Agreement. The signatures of MAS and User set forth in the MAS Processing Agreement and the above referenced Addendum shall serve as evidence of the parties' agreement to this Addendum.

                                  EXHIBIT OLS-1
                                SCHEDULE OF FEES
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                                ON-LINE SERVICES

User agrees to pay MAS on invoice:

A monthly fee of $  *  per VPN for Internet access to MAS automated workstation
(AWS).



* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                Exhibit OLS-1 - 1

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                                  SPECIAL TERMS

         This Addendum is dated September 6, 2001 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, DE 19809 ("MAS", "we" or "us") and CARDTRONICS, LP with offices located at 3000 HAYES, SUITE 101, HOUSTON, TEXAS 77082 ("User", "you" or "your") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement of even date between MAS and User ("MAS Processing Agreement").

                                   BACKGROUND

         In connection with the MAS Processing Services set forth in the MAS Processing Agreement, MAS is extending to User the special terms described herein to facilitate User's election of MAS as the Processor of Transactions by its Cardholders and/or at its Terminals.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1.       DEFINED TERMS

         All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2.       SPECIAL TERMS

         (a) MAS PROCESSING SERVICES. The following paragraph shall be added to Section 2 of the MAS Processing Agreement.

         We agree that during the term of this Agreement we shall be a non-exclusive provider to you of the services described in paragraphs (i), (ii)
(iii) and (iv) of this Section. You agree that although you are not obligated to utilize us as the exclusive provider of such services for all of your dial-up ATM locations, we shall be the exclusive provider of the services described in paragraph (i), (ii), (iii) and (iv) of this Section for the duration of the term of this Agreement with respect to any ATM connected and supported by us pursuant to this Agreement.

         (b) FEES. Section 5(a) of the MAS Processing Agreement is hereby amended by adding the following two paragraphs:

         Notwithstanding any terms herein to the contrary, the fees and charges set forth in the Schedule of Fees, any Appendix, and/or Addendum (other than for new services) shall be fixed and shall not be increased during the initial term of the MAS Processing Agreement, except that each increase in the fees, charges, and/or assessments levied by any regional or national network and any other third party charges incurred in connection with our provision of MAS Processing Services to User shall be automatically invoiced to and payable by User without further notice by MAS.

         If, at any time following the first six (6) months of this Agreement, User's Transaction volume falls below 500,000 Transactions per month, then all of User's Transactions processed by MAS during such month shall be billed at $.07 per Transaction, which is a combined total of the telecommunications charge on Exhibit B and the processing fee on Exhibit GS-1.

         (c) MALFUNCTIONS. Section 8 of the MAS Processing Agreement is hereby amended by adding the following two paragraphs:

Availability of System. MAS agrees that MAS's central transaction processing computer utilized in Transaction switching (the "System") shall be available to process Transactions ninety-nine percent (99%) of each calendar month, excluding time during which the system is unavailable due to Scheduled Maintenance. The System shall not be considered unavailable if any connection or function outside of MAS's control causes the System to be unable to process Transactions. MAS shall not be deemed in breach of this agreement unless it fails to meet the foregoing availability requirement three (3) consecutive months.

Scheduled Maintenance. "Scheduled Maintenance" shall refer to the time during which the System is not available pursuant to scheduled system maintenance to software or hardware of which you have been provided advanced notice. Scheduled Maintenance generally will not exceed six (6) hours per month. We will provide you with annual and quarterly lists reflecting the planned dates and duration of Scheduled Maintenance. MAS will provide at least ten (10) Business Days advanced notice of any planned change in the frequency or duration of previously scheduled maintenance. If previously scheduled maintenance needs to be rescheduled, MAS will notify you at least forty-eight (48) hours prior to the new date. You understand and acknowledge that, due to extraordinary circumstances, MAS may need to take emergency outages with little or no forewarning. MAS will make commercially reasonable efforts to provide advance notice to you. If MAS does not provide advance notice accordance with the foregoing, however, the outage shall not be considered Scheduled Maintenance hereunder.

         (d) CONVERSION ASSISTANCE PROGRAM (CAP). The following CAP shall be added to the MAS Processing Agreement:

         MAS will pay up to $  *  per ATM for   *  ATMs converted to the MAS
Processing Platform during the first   *  months of the Agreement subject to
the following conditions:

                  (i) Notwithstanding the provisions of Section 16 of the MAS Processing Agreement, the parties agree that the initial term of the Agreement shall commence when the
                           first   *  ATM is converted to the MAS Processing
                           Platform.

                  (ii) For purposes of calculating the CAP, User shall submit to MAS written notice of the completion of the conversion including the date of such completion and the number of ATMs converted to the MAS Processing
                           Platform during the first   *  of the Agreement.

                  (iii) In the event any CoreData ATMs are deconverted from the MAS Processing Platform during the initial term of this Agreement, or the



* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                           Agreement is terminated prior to the end of the initial term for any reason other than MAS' uncured breach of a material obligation hereunder, User shall pay MAS an amount equal to a pro rata portion of the CAP determined * .

         (e) DECONVERSION FEES PAYABLE BY MAS. MAS shall pay to User deconversion fees up to $100 per ATM upon early termination of the Agreement subject to the following:

                  (i) such early termination is the result of an uncured material breach by MAS or:

                  (ii) such early termination is the result of the System availability falling below 50% in any given month

                  (iii) in any event, the total deconversion fees payable by MAS shall not exceed the total of the last three (3) months of fees payable and received by MAS from User

3.       CONFIDENTIALITY

         The MAS Processing Agreement, this Addendum and the subject matter addressed herein shall be kept strictly confidential by MAS and User and shall be disclosed only to those employees and agents required to have access to such information in the performance of each parties obligations hereunder, except to the extent that such information is required to be disclosed in any regulatory examination.

4.       EFFECTIVE DATE AND TERM

         This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the current term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement.

         This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement.

5.       CONFIRMATION OF MAS PROCESSING AGREEMENT

         Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

         The signatures of MAS and User set forth below shall serve as evidence of the parties' agreement to this Addendum.


* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                           MONEY ACCESS SERVICE, INC.

                           By: /s/ E. T. Haslam
                               -------------------------------------------------

                               E. T. Haslam, CFO
                               -------------------------------------------------
                               Name and Title (Printed)

                           CARDTRONICS, LP

                           By: /s/ Michael Clinard
                               -------------------------------------------------

                               Michael Clinard, COO
                               -------------------------------------------------
                               Name and Title (Printed)

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                                 GATEWAY SERVICE

         This Addendum is dated November 22, 2002 by and between MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("MAS", "we" or "us") and CARDTRONICS, LP with offices located at 3000 HAYES, SUITE 101, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between MAS and User ("MAS Processing Agreement").

                                   BACKGROUND

         In addition to the MAS Processing Services set forth in the MAS Processing Agreement, MAS offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, MAS and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1.       DEFINED TERMS

         All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto.

2.       GATEWAY SERVICE

         You hereby select and we hereby agree to provide you with Gateway Services to the Networks designated by your initials below:

_______ Cirrus/ MasterCard        ________Cards _____ ATMs
_______ PLUS/VISA                 ________Cards _____ ATMs
_______ American Express Card
_______ Discover Card
/s/ RHC NYCE
-------
_______ Maestro U.S.A. Inc.
_______ Interlink
_______ Other (Specify) ___________________________
_______ Other (Specify) ___________________________

         At all times during the provision of Gateway Services with respect to each Network and consistent with User's category of participation in each Network, User will remain an active member, participant, card issuer or acquirer of Transactions in good standing with each Network that User accesses through the Gateway Service.

3.       OTHER USER RESPONSIBILITIES

         You are solely responsible for complying in all respects with the rules, regulations, bylaws and/or standards of the other Network(s) to which we provide Gateway Service pursuant to this Addendum and with applicable laws and regulations affecting User's cards, Terminals and Transactions. Notwithstanding any other provision of this Agreement, MAS shall have no responsibility for losses caused, in whole or in part, by the error or delay of User in complying with applicable laws or regulations or Network rules, regulations, bylaws or standards in initiating or responding to chargebacks, representments, adjustments, and every other category of fees presently existing and hereafter imposed in connection with inquiries or other Network error resolution processes.

4.       FEES

         For the Additional Processing Services described in this Addendum, you agree to pay MAS the applicable fees in accordance with the schedule of fees set forth on Exhibit GS-1 hereto. You will be solely responsible for all other Networks' membership and other fees, charges, assessments, fines, penalties and every other category of fees presently existing and hereafter imposed in connection with your participation in, or processing or settlement of Transactions in such Network through the Gateway Service. We will pay you on a net basis, fees we receive from Networks for your benefit, subject to our rights hereunder and under applicable law or regulation.

5.       SETTLEMENT PROCEDURES.

         MAS will calculate User's settlement obligation for each Business Day at such time as MAS shall set in its reasonable discretion. Settlement shall be on a net basis across all Networks selected by User, unless otherwise designated by MAS, and will be based on the Transaction records which MAS has processed between the cut-off time on that Business Day and the cut-off date time on the immediately preceding Business Day, and may include any fees and other charges payable by or due to User for that period. MAS also may include in net settlement User's settlement obligations in the STAR Network. User hereby grants and authorizes MAS to exercise a right of set-off against funds payable to User pursuant to this Agreement or any other agreement between MAS and User and other funds, including any pledge accounts, that User maintains with MAS or any Network. MAS may apply all such amounts as payment on User's obligations in a priority or order of payment determined by MAS in its sole discretion.

6.       EFFECTIVE DATE AND TERM

         This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the remaining initial term or current renewal term of the MAS Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the MAS Processing Agreement.

         This Addendum shall terminate immediately upon expiration or earlier termination of the MAS Processing Agreement.

7.       AMENDMENT OF MAS PROCESSING AGREEMENT

         Except as otherwise amended hereby, the MAS Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

8.       AGREEMENT TO ADDENDUM

         User has agreed to the terms of this Addendum by at the time of its execution of the MAS Processing Agreement or at any later time by execution of an Addendum for Schedule of User's Selection of Additional Processing Services to supplement the MAS Processing Agreement. The signatures of MAS and User set forth in the MAS Processing Agreement and the above referenced Addendum shall serve as evidence of the parties' agreement to this Addendum.

                                  EXHIBIT GS-1
                                SCHEDULE OF FEES
                       FOR ADDITIONAL PROCESSING SERVICES
                                 GATEWAY SERVICE

The fees payable by User for Gateway Service shall be as follows:

PROCESSING FEES

1. A per transaction processing fee including withdrawals, transfers, balance inquiries, declines, reversals and terminal balancing as follows:

                  1 -- 3,000,000 transactions           $  *
                  3,000,001 - 5,000,000 transactions    $  *
                  Over 5,000,000 transactions           $  *

2. Network sponsorship fees for national and regional networks are included in the transaction processing fee.

3. All applicable regional and national network transaction fees including but not limited to: indirect processing, licensing, gateway processing, charge back, adjustment or other fees relating to participation in a particular network, will be passed through as incurred by MAS.



* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                Exhibit GS-1 - 1

                  MONEY ACCESS SERVICES(R) PROCESSING AGREEMENT
                                  ADDENDUM FOR
                            GATEWAY/STATE SPONSORSHIP

         This Addendum ("Sponsorship Addendum") is dated as of November 22, 2002, by and among CARDTRONICS, LP ("User"), EFS National Bank, a national banking association ("Bank") and MONEY ACCESS SERVICE INC. ("MAS") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between User and MAS (together with all exhibits, addenda and schedules thereto, the ("Agreement").

                                   BACKGROUND

         MAS provides processing services for User's ATMs and Gateway access to certain Networks pursuant to the Agreement. In order to enable User's ATMs to participate in such Networks and to enable User to establish ATMs in certain states, User seeks the services of a sponsor. Bank is willing to provide sponsorship services with respect to the Networks and states selected on Schedule A hereto (the "Selected Networks" and "Selected States," respectively) in accordance with the terms and conditions of this Addendum, and MAS is willing to accept Bank as a sponsor.

         NOW, THEREFORE, in consideration of the promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       DEFINED TERMS

         Except as otherwise expressly indicated herein, all capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto. For purposes of this Addendum, the term "Network" shall include programs for electronic, debit card-based distribution of government benefits in addition to Networks as defined in Exhibit A to the MAS Processing Agreement.

2.       USER REPRESENTATIONS AND WARRANTIES

         User represents and warrants to Bank and MAS that:

         (a) The Agreement and this Addendum are valid, binding and enforceable against User in accordance with their terms.

         (b) User is duly organized, validly existing, and in good standing under the laws of the state of its organization and authorized to do business in each state in which the nature of User's activities make such authorization necessary or required.

         (c) User has the full power and authority to execute and deliver the Agreement and this Addendum and perform all of its obligations hereunder.

         (d) The execution, delivery and performance of the Agreement and this Addendum by User are not in conflict with User's articles of incorporation and by-laws or other chartering documents, or any agreement, contract, lease or obligation to which User is a party or by which it is bound.

         (e) Neither User, nor any principal of User, nor any company owned or controlled by, or under common control with, User or any principal of User is or has been the subject of any of the following:

                  (i) Criminal conviction (except minor traffic offenses and other petty offenses); Bankruptcy filing or petition;

                  (ii)     Bankruptcy filing or petition;

                  (iii)    Federal or state tax lien;

                  (iv) Administrative or enforcement proceeding commenced by any state or federal regulatory agency, including any banking or securities agency, or entity operating an EBT Network;

                  (v) Restraining order, decree, injunction, or judgment in any proceeding or lawsuit alleging fraud or deceptive practice on the part of User or any principal thereof; or

                  (vi) Any action of any Network to prohibit or terminate User's direct or indirect activities with respect to such Network.

         For purposes of this Addendum the word "principal" shall include any person directly or indirectly owning ten percent (10%) or more of User, any officer or director of User, any person actively participating in the control of User's business, and any spouse of any of the foregoing.

         (f) There is not now pending or threatened against User, any litigation or proceeding, judicial, tax or administrative, the outcome of which might adversely affect the continuing operations of the User. Attached as part of Schedule B is a list and brief description of all pending lawsuits to which User is a party.

         (g) User's financial statements, subject to any limitations stated therein, which have been or which hereafter shall be furnished to Bank or MAS to induce them to enter into this Addendum do or will, respectively, fairly represent the financial condition of User, and all other information, reports and other papers furnished to Bank or MAS will be, at the time the same are furnished, accurate and complete in all material respects.

3.       BANK REPRESENTATIONS AND WARRANTIES

         Bank represents and warrants to User that, as of the date of this Addendum, Bank is a member or participant in good standing with respect to each Selected Network, with full right, power and authority to act as sponsor for otherwise eligible ATM owners in such Selected Networks.

4.       COVENANTS OF USER

         (a) User will execute and deliver any application, participation or membership agreement or other document necessary to enable Bank to act as sponsor for User in each Selected Network and Selected State.

         (b) User will comply with all federal, state and local laws, rules, regulations and ordinances ("Applicable Laws"), including those specifically identified in Schedule A with respect to any Selected State, and with all bylaws, regulations, rules and operating guidelines of the Selected Network ("Network Rules") related to User's ownership, control or operation of the ATMs serviced by MAS pursuant to the Agreement (the "Covered ATMs") and shall obtain all consents, approvals, authorizations or orders of any governmental agency or body required for the execution, delivery and performance of the Agreement and this Addendum.

         (c)      User will provide prompt written notice to Bank of:

                  (i) any material adverse change in the assets, operations or condition, financial or otherwise, of User;

                  (ii)     the threat or filing of any litigation against User;

                  (iii) any investigation of User or any principal of User by any federal, state or local governmental agency;

                  (iv) any disciplinary action taken by any Network against User or any principal of User; or

                  (v) the occurrence of any other item set forth at Subsection 2(e).

         (d) As soon as possible and in any event within sixty (60) days after the end of each quarter, commencing with the calendar quarter in which the date of this Addendum falls, User will provide Bank with a copy of the User's balance sheet as of the end of such period and related profit, loss and surplus statements.

         (e) User agrees that this Addendum applies only to the Covered ATMs and that Bank shall be the exclusive sponsor of such Covered ATMs for the purposes of any Network to which MAS provides Gateway services, other than Networks to which Bank does not have the right or authority to provide sponsorship services.

         (f) Except as required to comply with Applicable Laws related to sponsorship of ATMs in any Selected State, User shall not in any way indicate that Bank or MAS endorse User's activities, products or services. The parties hereto are and shall remain independent contractors, and neither they, nor their respective individual employees shall have or hold themselves out as having, any power to bind the other to any third party. Nothing contained in this Addendum shall be construed to create or constitute a partnership, joint venture, employer-employee or agency relationship among the parties.

         (g) If Bank is to act as sponsor with respect to Covered ATMs in any Selected State, User shall

                  (i) provide Bank advance written notice of the proposed locations of each Covered ATM in any such Selected State, including the identity of operators of the premises where such Covered ATMs are located, and of any other information related to such Covered ATM or location as Bank shall reasonably require;

                  (ii) provide Bank advance written notice of any Applicable Laws related to the establishment and operation of ATMs at each such location, other than federal laws and regulations;

                  (iii) assist Bank in preparing any and all filings or applications required by Applicable Law with respect to the establishment and operation of ATMs in each Selected State;

                  (iv) notify Bank of any communication, whether oral or written (including electronic communication), from any representative of federal, state, or local government related to any Covered ATM; and

                  (v) engage in no act or omission related to any Covered ATM which would cause Bank to be in violation of any Applicable Law,

5.       SECURITY DEPOSIT

         Within three (3) business days of notice from MAS, User shall establish and maintain with Bank a segregated, restricted interest-bearing deposit account as to which User shall not have withdrawal privileges, dominion or control (the "Cash Collateral Account"), and deposit into such Cash Collateral Account collected funds in such amount requested by Bank in its sole discretion, but not in excess of one (1) days settlement or $10,000, whichever is greater. User hereby pledges and grants to Bank and MAS a security interest in the Cash Collateral Account and all money in the Cash Collateral Account and proceeds thereof as security for prompt payment in full of all User's obligations under the Agreement and this Addendum, including its obligations to any Network for fees, fines or assessments, and authorizes Bank and MAS to exercise a right of set-off against funds in the Cash Collateral Account or any other funds or payment due and owing to User under the Agreement, including interchange payments. User agrees to take any steps necessary to ensure the attachment, perfection or protection of Bank's and MAS's security interest in the Cash Collateral Account.

6.       COVENANTS OF BANK

         (a) Bank shall act as User's sponsor with respect to the participation of the Covered ATMs in each Selected Network in accordance with the Network Rules of each such Selected Network and with respect to the laws and regulations set forth at Schedule A for each Selected State.

         (b) Bank shall maintain its status as member or participant in good standing with each Selected Network and shall comply with all Network Rules applicable to Bank's sponsorship of User's participation in each such Selected Network; provided, however, that Bank may terminate its sponsorship with User in any Selected Network (i) immediately upon written notice to User if Bank's authority to participate in such Selected Network or act as sponsor of User in such Selected Network is terminated by such Selected Network or (ii) upon thirty
(30) days prior written notice, if Bank determines to terminate its membership or participation in such Selected Network.

         (c) Bank may, in its sole discretion, determine not to sponsor any Covered ATM.

7.       COVENANTS OF MAS

         MAS hereby agrees to accept Bank as User's sponsor with respect to the Selected Networks.

8.       FEES

         In addition to all other fees set forth in the Agreement, User shall compensate Bank for its services hereunder in accordance with the provisions of Schedule C attached hereto and the fee payment provisions of the Agreement. Bank shall pay its own costs of membership or participation in each Selected Network, but User shall pay any third party fee or charge incurred as a result of Bank's sponsorship of User.

9.       TERM; TERMINATION

         (a) This Addendum shall be effective as of the date first written above and shall continue in effect during the term, including the initial term and any renewal term, of the Agreement, unless earlier terminated by any party pursuant to this Section. This Addendum will terminate without further action of any party upon the expiration or termination of the Agreement.

         (b) Any party may terminate this Addendum as of the end of the initial term or any renewal term of the Agreement by providing sixty (60) days prior written notice to the other parties.

         (c) Bank or MAS may terminate this Addendum or Bank's sponsorship of User in any Selected Network or with respect to the specified Applicable Laws of any Selected State upon occurrence or discovery of one or more of the following events:

                  (i) Immediately upon notice to User of the occurrence at any time of any of the conditions set forth at Subsections 2(e)(i), (ii), (iv), (v) or (vi) or 4(c)(i) or (iv).

                  (ii) Thirty (30) days after written notice by Bank or MAS to User, upon the occurrence of any of the conditions set forth Subsections 2(e)(iii) or 4(c)(ii) or (iii).

                  (iii) In the event any financial statement, representation, warranty, statement or certificate furnished is materially false or misleading.

                  (iv) Immediately upon the occurrence of any other circumstance with respect to this Addendum that may reasonably be expected to have an adverse effect on Bank.

         (d) In addition to the foregoing, any party may terminate this Addendum upon provision of thirty (30) days prior written notice to the other parties of any material breach of this Addendum by another party, provided that the defaulting party has not cured such breach within such thirty (30) day period.

         (e) Upon any termination of this Addendum by Bank or MAS pursuant to Subsections 9(c) or (d) above, User shall pay to Bank an early termination fee equal to the number of months remaining in the then-current term multiplied by the greater of (i) the highest average monthly amount of fees and charges incurred by User hereunder in any consecutive three (3) month period or (ii) $5,000 (the "Early Termination Fee"). The parties agree that in the event of termination pursuant to Subsections 9(c) or (d) above, it would be extremely difficult and impracticable to fix the actual damages to MAS resulting from such termination, and that, therefore, User shall pay to Bank the Early Termination Fee set forth above as liquidated damages and not as a penalty. The parties further agree that the Early Termination Fee represents a reasonable endeavor by the parties to estimate fair compensation for the foreseeable losses that might result from such termination.

10.      INDEMNIFICATION

         User shall indemnify and hold harmless Bank and MAS, their affiliates (including parents and subsidiaries), and their respective officers, directors, employees, successors and assigns, from and against any and all direct or contingent losses, costs, claims, demands, and causes of action (including, without limitation, the cost of investigating the claim, the cost of litigation, and reasonable attorneys' fees, whether or not legal proceedings are instituted) paid or incurred by or on behalf of Bank or MAS as a result of User's violation of any of the terms of this Addendum, any Schedule hereto, Network Rules, or Applicable Laws, or otherwise arising from or related to Bank's sponsorship of User in any Selected Network.

11.      SURVIVAL

         All representations and warranties, the rights and obligations of the parties pursuant to Sections 5, 9(e) and 10 and User's obligations to pay accrued fees shall survive the expiration or termination of this Agreement.

12.      NOTICES

         For purposes of the notices provision of the Agreement, notices to Bank shall be sent to: EFS National Bank, 2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee 38133, Attention: Senior Vice President.

13.      AMENDMENT OF AGREEMENT

         Except as amended, modified and supplemented hereby, the Agreement is hereby ratified and shall continue in full force and effect in accordance with its terms. Bank shall be the beneficiary, to the same extent as MAS, of each representation, warranty, covenant and condition of User under the Agreement and of all disclaimers and limitations of liability of MAS thereunder, but shall in no way be liable for any act or omission of MAS.

         IN WITNESS WHEREOF, this Addendum is executed by the parties as of the date and year below.

                             EFS National Bank

                             By: /s/ E. T. Haslam
                                 -----------------------------------------------

                             Name and Title:  E. T. Haslam, CFO

                             CARDTRONICS, LP

                             By: /s/ Ralph H. Clinard
                                 -----------------------------------------------

                             Name and Title: Ralph H. Clinard, President and CEO

                             MONEY ACCESS SERVICE, INC.

                             By: /s/ E. T. Haslam
                                 -----------------------------------------------

                             Name and Title: E. T. Haslam, CFO

                                   SCHEDULE A

                                SELECTED NETWORKS

         User, Bank and MAS hereby agree that Bank shall act as sponsor for User, pursuant to the terms and conditions of the Addendum, with respect to the following Networks and in the states identified below:

[User and Bank to initial]

_____  _____ Cirrus/ MasterCard
_____  _____ PLUS/ VISA
_____  _____ American Express Card
_____  _____ Discover Card
_____  _____ MagicLine
_____  _____ Infinet
_____  _____ Honor
_____  _____ Maestro U.S.A. Inc.
_____  _____ Interlink
_____  _____ MAC

_____  _____ QUEST EBT
_____  _____ AFFN
_____  _____ STAR

/s/ RHC ____ Other (Specify) NYCE
-------

[User and Bank to initial]

_____ _____ West Virginia (Section 3lA-8-l26, West Virginia Code Ann. (Supp.
1998), and Title 106, Series 7 of the West Virginia Division of Banking's Legislative Rules.)

                  Pursuant to West Virginia law, User will maintain a sign on each Covered ATM, in a size and format acceptable to Bank showing the sponsorship of Bank with respect to such ATM.

_____ _____ Connecticut (Pursuant to Connecticut Division of Banking's Legislative Rules)

                  Pursuant to Connecticut law, User will maintain a sign on each Covered ATM, in a size and format acceptable to Bank showing the sponsorship of Bank with respect to such ATM.

                                 Schedule A - 1

                                   SCHEDULE B

                               LITIGATION LISTINGS

None.

                                 Schedule B - 1

                                   SCHEDULE C

                                      FEES

1.       Start Up Fee $  *

2.       All applicable network transaction fees including but not limited to:
         ATM fees, fines and assessments, POS fees, adjustment fees and interchange fees/payments per the interchange table will be passed through as incurred by MAS.

3.       Sponsorship Transaction fees - Waived



* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                 Schedule C - 1

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

                                  ADDENDUM FOR
                            GATEWAY/STATE SPONSORSHIP

         This Addendum ("Sponsorship Addendum") is dated as of September 6, 2001, by and among CARDTRONICS, LP ("User"), EFS National Bank, a national banking association ("Bank") and MONEY ACCESS SERVICE INC. ("MAS") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between User and MAS (together with all exhibits, addenda and schedules thereto, the ("Agreement").

                                   BACKGROUND

         MAS provides processing services for User's ATMs and Gateway access to certain Networks pursuant to the Agreement. In order to enable User's ATMs to participate in such Networks and to enable User to establish ATMs in certain states, User seeks the services of a sponsor. Bank is willing to provide sponsorship services with respect to the Networks and states selected on Schedule A hereto (the "Selected Networks" and "Selected States," respectively) in accordance with the terms and conditions of this Addendum, and MAS is willing to accept Bank as a sponsor.

         NOW, THEREFORE, in consideration of the promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       DEFINED TERMS

         Except as otherwise expressly indicated herein, all capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the MAS Processing Agreement or Exhibit A thereto. For purposes of this Addendum, the term "Network" shall include programs for electronic, debit card-based distribution of government benefits in addition to Networks as defined in Exhibit A to the MAS Processing Agreement.

2.       USER  REPRESENTATIONS  AND WARRANTIES

         User represents and warrants to Bank and MAS that:

         (a) The Agreement and this Addendum are valid, binding and enforceable against User in accordance with their terms.

         (b) User is duly organized, validly existing, and in good standing under the laws of the state of its organization and authorized to do business in each state in which the nature of User's activities make such authorization necessary or required.

         (c) User has the full power and authority to execute and deliver the Agreement and this Addendum and perform all of its obligations hereunder.

         (d) The execution, delivery and performance of the Agreement and this Addendum by User are not in conflict with User's articles of incorporation and by-laws or other chartering documents, or any agreement, contract, lease or obligation to which User is a party or by which it is bound.

         (e) Neither User, nor any principal of User, nor any company owned or controlled by, or under common control with, User or any principal of User is or has been the subject of any of the following:

                  (i) Criminal conviction (except minor traffic offenses and other petty offenses);

                  (ii) Bankruptcy filing or petition; (iii) Federal or state tax lien;

                  (iii)    Federal or state tax lien;

                  (iv) Administrative or enforcement proceeding commenced by any state or federal regulatory agency, including any banking or securities agency, or entity operating an EBT Network;

                  (v) Restraining order, decree, injunction, or judgment in any proceeding or lawsuit alleging fraud or deceptive practice on the part of User or any principal thereof; or

                  (vi) Any action of any Network to prohibit or terminate User's direct or indirect activities with respect to such Network.

         For purposes of this Addendum the word "principal" shall include any person directly or indirectly owning ten percent (10%) or more of User, any officer or director of User, any person actively participating in the control of User's business, and any spouse of any of the foregoing.

         (f) There is not now pending or threatened against User, any litigation or proceeding, judicial, tax or administrative, the outcome of which might adversely affect the continuing operations of the User. Attached as part of Schedule B is a list and brief description of all pending lawsuits to which User is a party.

         (g) User's financial statements, subject to any limitations stated therein, which have been or which hereafter shall be furnished to Bank or MAS to induce them to enter into this Addendum do or will, respectively, fairly represent the financial condition of User, and all other information, reports and other papers furnished to Bank or MAS will be, at the time the same are furnished, accurate and complete in all material respects.

3.       BANK REPRESENTATIONS AND WARRANTIES

         Bank represents and warrants to User that, as of the date of this Addendum, Bank is a member or participant in good standing with respect to each Selected Network, with full right, power and authority to act as sponsor for otherwise eligible ATM owners in such Selected Networks.

4.       COVENANTS OF USER

         (a) User will execute and deliver any application, participation or membership agreement or other document necessary to enable Bank to act as sponsor for User in each Selected Network and Selected State.

         (b) User will comply with all federal, state and local laws, rules, regulations and ordinances ("Applicable Laws"), including those specifically identified in Schedule A with respect to any Selected State, and with all by-laws, regulations, rules and operating guidelines of the Selected Network ("Network Rules") related to User's ownership, control or operation of the ATMs serviced by MAS pursuant to the Agreement (the "Covered ATMs") and shall obtain all consents, approvals, authorizations or orders of any governmental agency or body required for the execution, delivery and performance of the Agreement and this Addendum.

         (c)      User will provide prompt written notice to Bank of:

                  (i) any material adverse change in the assets, operations or condition, financial or otherwise, of User;

                  (ii)     the threat or filing of any litigation against User;

                  (iii) any investigation of User or any principal of User by any federal, state or local governmental agency;

                  (iv) any disciplinary action taken by any Network against User or any principal of User; or

                  (v) the occurrence of any other item set forth at Subsection 2(e).

         (d) As soon as possible and in any event within sixty (60) days after the end of each quarter, commencing with the calendar quarter in which the date of this Addendum falls, User will provide Bank with a copy of the User's balance-sheet as of the end of such period and related profit, loss and surplus statements.

         (e) User agrees that this Addendum applies only to the Covered ATMs and that Bank shall be the exclusive sponsor of such Covered ATMs for the purposes of any Network to which MAS provides Gateway services, other than Networks to which Bank does not have the right or authority to provide sponsorship services.

         (f) Except as required to comply with Applicable Laws related to sponsorship of ATMs in any Selected State, User shall not in any way indicate that Bank or MAS endorse User's activities, products or services. The parties hereto are and shall remain independent contractors, and neither they, nor their respective individual employees shall have or hold themselves out as having, any power to bind the other to any third party. Nothing contained in this Addendum shall be construed to create or constitute a partnership, joint venture, employer-employee or agency relationship among the parties.

         (g) If Bank is to act as sponsor with respect to Covered ATMs in any Selected State, User shall

                  (i) provide Bank advance written notice of the proposed locations of each Covered ATM in any such Selected State, including the identity of operators of the premises where such Covered ATMs are located, and of any other information related to such Covered ATM or location as Bank shall reasonably require;

                  (ii) provide Bank advance written notice of any Applicable Laws related to the establishment and operation of ATMs at each such location, other than federal laws and regulations;

                  (iii) assist Bank in preparing any and all filings or applications required by Applicable Law with respect to the establishment and operation of ATMs in each Selected State;

                  (iv) immediately notify Bank of any communication, whether oral or written (including electronic communication), from any representative of federal, state, or local government related to any Covered ATM; and

                  (v) engage in no act or omission related to any Covered ATM which would cause Bank to be in violation of any Applicable Law.

5.       SECURITY DEPOSIT

         Within three (3) business days of notice from MAS, User shall establish and maintain with Bank a segregated, restricted interest-bearing deposit account as to which User shall not have withdrawal privileges, dominion or control (the "Cash Collateral Account"), and deposit into such Cash Collateral Account collected funds in such amount requested by Bank in its sole discretion, but not in excess of one (1) days settlement or $10,000, whichever is greater. User hereby pledges and grants to Bank and MAS a security interest in the Cash Collateral Account and all money in the Cash Collateral Account and proceeds thereof as security for prompt payment in full of all User's obligations under the Agreement and this Addendum, including its obligations to any Network for fees, fines or assessments, and authorizes Bank and MAS to exercise a right of set-off against funds in the Cash Collateral Account or any other funds or payment due and owing to User under the Agreement, including interchange payments. User agrees to take any steps necessary to ensure the attachment, perfection or protection of Bank's and MAS's security interest in the Cash Collateral Account.

6.       COVENANTS OF BANK

         (a) Bank shall act as User's sponsor with respect to the participation of the Covered ATMs in each Selected Network in accordance with the Network Rules of each such Selected Network and with respect to the laws and regulations set forth at Schedule A for each Selected State.

         (b) Bank shall maintain its status as member or participant in good standing with each Selected Network and shall comply with all Network Rules applicable to Bank's sponsorship of User's participation in each such Selected Network; provided, however, that Bank may terminate its sponsorship with User in any Selected Network (i) immediately upon written notice to User if Bank's authority to participate in such Selected Network or act as sponsor of User in such Selected Network is terminated by such Selected Network or (ii) upon thirty
(30) days prior written notice, if Bank determines to terminate its membership or participation in such Selected Network.

         (c) Bank may, in its sole discretion, determine not to sponsor any Covered ATM.

7.       COVENANTS OF MAS

         MAS hereby agrees to accept Bank as User's sponsor with respect to the Selected Networks.

8.       FEES

         In addition to all other fees set forth in the Agreement, User shall compensate Bank for its services hereunder in accordance with the provisions of Schedule C attached hereto and the fee payment provisions of the Agreement. Bank shall pay its own costs of membership or participation in each Selected Network, but User shall pay any third party fee or charge incurred as a result of Bank's sponsorship of User.

9.       TERM: TERMINATION

         (a) This Addendum shall be effective as of the date first written above and shall continue in effect during the term, including the initial term and any renewal term, of the Agreement, unless earlier terminated by any party pursuant to this Section. This Addendum will terminate without further action of any party upon the expiration or termination of the Agreement.

         (b) Any party may terminate this Addendum as of the end of the initial term or any renewal term of the Agreement by providing sixty (60) days prior written notice to the other parties.

         (c) Bank or MAS may terminate this Addendum or Bank's sponsorship of User in any Selected Network or with respect to the specified Applicable Laws of any Selected State upon occurrence or discovery of one or more of the following events:

                  (i) Immediately upon notice to User of the occurrence at any time of any of the conditions set forth at Subsections 2(e)(i), (ii), (iv), (v) or (vi) or 4(c)(i) or (iv).

                  (ii) Thirty (30) days after written notice by Bank or MAS to User, upon the occurrence of any of the conditions set forth Subsections 2(e)(iii) or 4(c)(ii) or (iii).

                  (iii) In the event any financial statement, representation, warranty, statement or certificate furnished is materially false or misleading.

                  (iv) Immediately upon the occurrence of any other circumstance with respect to this Addendum that may reasonably be expected to have an adverse effect on Bank.

         (d) In addition to the foregoing, any party may terminate this Addendum upon provision of thirty (30) days prior written notice to the other parties of any material breach of this Addendum by another party, provided that the defaulting party has not cured such breach within such thirty (30) day period.

         (e) Upon any termination of this Addendum by Bank or MAS pursuant to Subsections 9(c) or (d) above, User shall pay to Bank an early termination fee equal to the number of months remaining in the then-current term multiplied by the greater of (i) the highest average monthly amount of fees and charges incurred by User hereunder in any consecutive three (3) month period or (ii) $5,000 (the "Early Termination Fee"). The parties agree that in the event of termination pursuant to Subsections 9(c) or (d) above, it would be extremely difficult and impracticable to fix the actual damages to MAS resulting from such termination, and that, therefore, User shall pay to Bank the Early Termination Fee set forth above as liquidated damages and not as a penalty. The parties further agree that the Early Termination Fee represents a reasonable endeavor by the parties to estimate fair compensation for the foreseeable losses that might result from such termination.

10.      INDEMNIFICATION

         User shall indemnify and hold harmless Bank and MAS, their affiliates (including parents and subsidiaries), and their respective officers, directors, employees, successors and assigns, from and against any and all direct or contingent losses, costs, claims, demands, and causes of action (including, without limitation, the cost of investigating the claim, the cost of litigation, and reasonable attorneys' fees, whether or not legal proceedings are instituted) paid or incurred by or on behalf of Bank or MAS as a result of User's violation of any of the terms of this Addendum, any Schedule hereto, Network Rules, or Applicable Laws, or otherwise arising from or related to Bank's sponsorship of User in any Selected Network.

11.      SURVIVAL

         All representations and warranties, the rights and obligations of the parties pursuant to Sections 5, 9(e) and 10 and User's obligations to pay accrued fees shall survive the expiration or termination of this Agreement.

12.      NOTICES

         For purposes of the notices provision of the Agreement, notices to Bank shall be sent to: EFS National Bank, 2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee 38133, Attention: Senior Vice President.

13.      AMENDMENT OF AGREEMENT

         Except as amended, modified and supplemented hereby, the Agreement is hereby ratified and shall continue in full force and effect in accordance with its terms, Bank shall be the beneficiary, to the same extent as MAS, of each representation, warranty, covenant and condition of User under the Agreement and of all disclaimers and limitations of liability of MAS thereunder, but shall in no way be liable for any act or omission of MAS.

         IN WITNESS WHEREOF, this Addendum is executed by the parties as of the date and year below.

                           EFS National Bank

                           By: /s/ E. T. Haslam
                               -------------------------------------------------

                           Name and Title:  E. T. Haslam, CFO

                           CARDTRONICS, LP

                           By: /s/ Michael Clinard
                               -------------------------------------------------

                           Name and Title: Michael Clinard, COO

                           MONEY ACCESS SERVICE, INC.

                           By: /s/ E. T. Haslam
                               -------------------------------------------------

                           Name and Title: E. T. Haslam, CFO

                                   SCHEDULE A

                                SELECTED NETWORKS

         User, Bank and MAS hereby agree that Bank shall act as sponsor for User, pursuant to the terms and conditions of the Addendum, with respect to the following Networks and in the states identified below:

[User and Bank to initial]

/s/ MC  _____      Cirrus/ MasterCard
------
/s/ MC  _____      PLUS/ VISA
------
/s/ MC  _____      American Express Card
------
______  _____      Discover Card
______  _____      MagicLine
______  _____      Infinet
______  _____      Honor
______  _____      Maestro U.S.A. Inc.
______  _____      Interlink
______  _____      MAC
/s/ MC  _____      QUEST EBT
------
______  _____      AFFN
/s/ MC  _____      STAR
------
______  _____      Other (Specify) NYCE

[User and Bank to initial]

_____ _____ West Virginia (Section 31A-8-l26, West Virginia Code Ann. (Supp.
1998), and Title 106, Series 7 of the West Virginia Division of Banking's Legislative Rules.)

            Pursuant to West Virginia law, User will maintain a sign on each Covered ATM, in a size and format acceptable to Bank showing the sponsorship of Bank with respect to such ATM.

_____ _____ Connecticut (Pursuant to Connecticut Division of Banking's
            Legislative Rules)

                  Pursuant to Connecticut law, User will maintain a sign on each Covered ATM, in a size and format acceptable to Bank showing the sponsorship of Bank with respect to such ATM.

                                 Schedule A - 1

                                   SCHEDULE B

                               LITIGATION LISTINGS

None.

                                 Schedule B - 1

                                   SCHEDULE C

                                      FEES

1.       Start Up Fee $  *

2.       All applicable network transaction fees including but not limited to:
         ATM fees, fines and assessments, POS fees, adjustment fees and interchange fees/payments per the interchange table will be passed through as incurred by MAS.

3.       Sponsorship Transaction fees - Waived


* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                 Schedule C - 1

                  MONEY ACCESS SERVICE(R) PROCESSING AGREEMENT

                                    ADDENDUM
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                             EBT PROCESSING SERVICES
                                     (RADs)

         This ADDENDUM FOR EBT PROCESSING SERVICES ("EBT ADDENDUM") is entered by and between MONEY ACCESS SERVICE INC. ("MAS"), a Delaware corporation, and CARDTRONICS, LP, a Delaware limited partnership ("Institution"), as of September 6, 200l.

         1. GENERAL. MAS and Institution have entered into an agreement for processing services dated as of _____________, ______ (the "Agreement"). This EBI ADDENDUM is intended by the parties to amend and supplement the Agreement as set forth below, and shall for all purposes be considered part of such Agreement. Except as modified by this EBT ADDENDUM, the Agreement shall continue in full force and effect in accordance with its terms and shall be applicable to the services provided pursuant to this EBI ADDENDUM.

         2. DEFINED TERMS. All capitalized terms used in this EBT ADDENDUM and not otherwise defined herein shall have the meanings set forth in the Agreement, including Exhibit A thereto.

         3. CHOICE OF EBT PROGRAMS. Institution will participate in and MAS will provide access to the programs for electronic, debit card-based distribution of government benefits designated by mutual agreement in Schedule EBT- I ("EBI Programs"), as such Schedule may be amended from time to time by mutual agreement of the parties. Institution agrees that MAS shall be the exclusive provider to Institution of gateway access for electronic benefits transfer programs to the extent that MAS provides access to such programs. Each EBT Program shall be treated as a "Network" for purposes of the Agreement.

         4. INSTITUTION REPRESENTATIONS AND WARRANTIES. Institution hereby represents and warrants that it is qualified to participate in each EBT Program it has selected in accordance with all applicable laws, regulations, rules, and administrative guidelines related to such EBT Program, including without limitation any applicable laws, regulations, rules, and administrative guidelines pertaining to delivery of services to EBT recipients and recipient confidentiality, the QUEST(R) Operating Rules for EBT Programs participating in QUEST, the federal Civil Rights Act of 1964, Rehabilitation Act of 1973, Americans with Disabilities Act of 1990, Clean Air Act, Clean Water Act, Energy Policy and Conservation Act, Immigration Reform and Control Act of 1986, and, to the extent food stamp transactions are processed hereunder, regulations issued by the Department of Agriculture pertaining to the Food Stamp Program. Institution represents and warrants that it has obtained any and all consents, approvals, certifications or other evidence of authority, and has properly executed and delivered any and all applications, agreements or other documents necessary to participate, and to allow MAS to process and settle transactions on its behalf, in each such EBT Program. Institution shall cooperate with MAS in obtaining any further consents, approvals, certifications or other evidence of authority, and executing and delivering any further applications, agreements or other documents that may be required from time to time in connection with Institution's participation in each EBT Program and MAS's provision of services hereunder. If a financial institution or other sponsor is required for Institution to participate in an EBT Program, Institution shall provide to MAS a duly executed certification of each such sponsor in a form provided by MAS.

5.       INSTITUTION OBLIGATIONS.

         a. At all times during the term, including any renewal thereof, of this EBT ADDENDUM, Institution shall remain a participant in good standing in each EBT Program selected hereunder.

         b. The fees set forth in the Agreement, including in the schedules, exhibits and addenda thereto shall apply to electronic benefit transfer transactions to the same extent as on-line debit transactions, provided however, that MAS may modify or add fees and charges for the support of services for an EBT Program that imposes additional costs on MAS.

         c. Institution will comply with all applicable laws, regulations, rules, or administrative guidelines related to its participation in each EBT Program and acceptance of EBT cards, including any Network rules or restrictions implemented by Institution's sponsor into any EBT Program. Institution shall not resubmit any EBT Transaction except as specifically permitted by the rules applicable to such EBT Program. Institution will not take any action that would cause MAS to be in violation of any law, regulation, rule or administrative guideline applicable to an EBT Program, including any Network rules.

         d. With respect to each EBT Program in which Institution participates, Institution shall comply with any obligations or duties imposed on participants in such FBI Program under any agreement ("Master Agreement") between MAS and the administrator of the FBI Program ("EBT Provider") pursuant to which MAS is authorized to process Transactions for the EBT Program, and the EBT Provider shall have the right to directly enforce the terms and conditions of the Master Agreement against Institution in the event that Institution breaches its obligations hereunder. MAS will provide Institution with a copy of any Master Agreement which imposes obligations or duties on participants or with other reasonable notice of such obligations and duties. Institution shall not take any action that would cause MAS to be in violation of any Master Agreement, including any performance standards thereunder.

         e. Institution agrees that MAS may release information regarding Institution's use of the EBT Program upon request by any Federal or State agency, and that Institution shall not have a claim or cause of action for such release of information.

         f. Institution shall maintain records of EBT Transactions as required by applicable laws, regulations, rules, or administrative guidelines related to its participation in each EBT Program, including any Network rules.

         g. Institution shall not use or disclose any information concerning a Recipient for any purpose not directly connected with the performance of Institution's duties under an EBT Program.

         h. Institution shall not discriminate in the provision or denial of any EBT Transaction on the basis of a Recipient's disability or handicap (if any), age, race, color, religion, sex, sexual preference, political belief, national origin creed, marital status or veteran's status.

         i. Institution shall provide to MAS and any EBT Provider any information reasonably required by MAS or the EBT Provider to assist MAS or the EBI Provider in ensuring the integrity, security and successful performance of the EBT Network, including without limitation advance notice of the location and ownership of each ATM to participate in any EBT Program.

6. INDEMNIFICATION. In addition to any indemnification obligations of Institution set forth in the Agreement, Institution shall indemnify and hold harmless MAS, and its directors, officers, employees, agents and affiliates from and against any and all claims or losses arising out of (i) any breach of this EBT Addendum by Institution and (ii) any negligent or fraudulent act or omission or intentional misconduct of Institution.

7. MAS REPRESENTATIONS AND WARRANTIES. MAS hereby represents and warrants that it is a qualified processor in each EBT Program identified in Schedule EBT-1 and that it has obtained any and all authorizations, certifications or other evidence of authority, and has properly executed and delivered any and all applications, agreements or other documents necessary to participate in each such EBT Program.

8.       MAS OBLIGATIONS.

         a. MAS shall provide the MAS Processing Services with respect to EBT Programs identified on Schedule EBT- 1 in accordance with the terms of this EBT ADDENDUM, the Agreement and applicable laws, regulations, rules and administrative guidelines applicable to each selected EBT Program, including any Network rules.

         b. MAS shall have the authority, without any liability, to terminate or suspend the provision of services hereunder with respect to each and every EBT Program, at the direction of any federal, state or other authority with responsibility for oversight or implementation of such EBT Program, including any EBT Provider, upon MAS's determination to terminate support for such EBT Program for all customers, or upon Institution's loss of eligibility or authority to participate in such EBT Program. If MAS is directed to terminate or suspend the provision of services hereunder with respect to an EBT Program, MAS may also terminate or suspend provision of services hereunder for any other EBT Program without liability.

9. LIMITATION OF LIABILITY. In addition to the limitation of liability set forth in the Agreement, Institution agrees and acknowledges that MAS shall have no liability to Institution arising out of any act or omission by an EBT Provider, including without limitation, an EBT Provider's rejection, chargeback or other failure to fully process in the ordinary course and without penalty any adjustment based upon a restriction on EBT Provider's ability to process such adjustment to the account of a recipient of government benefits, regardless of whether the error being adjusted or corrected was caused in whole or in part by MAS.

10. TERM AND TERMINATION. This EBT ADDENDUM shall be effective as of the date first written above and shall continue in full force and effect until the expiration or termination of the Agreement in accordance with its terms. This FBI Addendum may also be terminated by either party in the event the other party has materially breached this EBT Addendum and has not cured such breach within thirty (30) days of written notice of such breach from the non-breaching party; provided however, that MAS may terminate this EBT Addendum within such thirty (30) day period if MAS believes that such breach may cause a penalty, fine or other sanction to be imposed on MAS or will otherwise adversely affect MASs ability to provide processing services in any EBT Program.

11. EFUNDS EBI PROGRAMS. Institution agrees that if it participates in an EBI Program for which eFunds ("eFunds") is the EBT Provider, and such EBT Program does not operate under the Quest Operating Rules, eFunds shall have no liability to Institution arising out of e-Fund's management of the EBT Program or processing of Transactions except for Institution's direct damages caused by fraud or intentional misconduct committed by eFund's employees. In no event shall eFund be liable to Institution for indirect, incidental or consequential damages. Institution agrees and acknowledges that eFund is a third party beneficiary of this FBI ADDENDUM for purposes of this limitation of liability.

         IN WITNESS WHEREOF, the parties hereto have executed this EBT ADDENDUM by their duly authorized representatives as of the date first written above.

                            MONEY ACCESS SERVICE INC.

                            By: /s/ E. T. Haslam
                                ------------------------------------------------

                            Name and Title: E. T. Haslam, CFO

                            CARDTRONICS, LP

                            By: /s/ Michael Clinard
                                ------------------------------------------------

                            Name and Title: Michael Clinard, COO

                                 SCHEDULE EBT-1
                                  EBT PROGRAMS

STATE                                                 PROGRAM SPECIFICATION
-----                                                 ---------------------
Alabama                                                  Citibank/Quest
Alaska                                                          "
Arizona                                                         "
Arkansas                                                        "
Colorado                                                        "
Connecticut                                                     "
Florida                                                         "
Georgia                                                         "
Hawaii                                                          "
Idaho                                                           "
Indiana                                                         "
Kentucky (Federal Benefits Only)                                "
Maine (Future)                                                  "
Maryland                                                        "
Massachusetts                                                   "
Missouri                                                        "
New Hampshire                                                   "
New York                                                        "
North Carolina (Federal Benefits Only)                          "
Pennsylvania                                                    "
Rhode Island                                                    "
Tennessee                                                       "
Vermont                                                         "
Washington                                                      "

Washington, DC                                           Lockheed Martin

Kansas                                                       eFunds
Louisiana                                                       "
Utah                                                            "

                               Schedule EBT-1 - 1

                        RAD/ISO EBT SPONSOR CERTIFICATION

The undersigned "Sponsor" hereby represents, warrants and certifies that, on the basis of certain representations, warranties or covenants by Sponsor to the respective entities operating each of the following programs for the electronic distribution of government benefits (each, an "EBT Program"), Institution has received all necessary authorizations, consents and approvals and has made all necessary filings and submissions to participate in each such EBT Program. Sponsor acknowledges that MAS is relying upon the foregoing in providing processing services to Institution with respect to such EBI Programs.

                   State                                 Program
________________________________________________________________________________

________________________________________________________________________________

Sponsor and Institution agree to provide MAS with at least thirty (30) days written notice prior to any termination or modification of Sponsor's agreement with Institution, or with any of the respective entities operating the foregoing EBT Programs, that would adversely affect Institution's right, power or authority to fully participate in any such EBT Program. If Sponsor enters into any arrangement that would limit the authority of Institution to charge card holders a fee for use of Institution's terminals, Sponsor shall provide MAS written notice thereof on or before the execution of this RAD/ISO EBT SPONSOR CERTIFICATION or thereafter at least sixty (60) days prior to the effectiveness of such limitation.

ACKNOWLEDGED AND AGREED:

SPONSOR                                  INSTITUTION

EFS NATIONAL BANK                        CARDTRONICS, LP

By: /s/ E. T. Haslam                     By: /s/ Michael Clinard
    ------------------------------           -----------------------------------

PRINT: E. T. Haslam                      PRINT: Michael Clinard

TITLE: Chief Financial Officer           TITLE: Chief Operating Officer

                          NON-MEMBER TERMINAL AGREEMENT
                            AND SERVICE MARK LICENSE

         THIS AGREEMENT made by and between CIRRUS System, Inc. (hereinafter "CIRRUS") and Cardtronics, LP (hereinafter "Non-member).

                                   WITNESSETH

         WHEREAS CIRRUS has established an electronic system (the "CIRRUS System") to facilitate the ability of the customers of its Members to obtain various electronic funds transfer services; and

         WHEREAS, in connection with the operation of the CIRRUS System, CIRRUS has adopted and is the exclusive owner of certain service marks as set forth in the CIRRUS Operating Manual, including the name "CIRRUS," U.S. trademark Registration No. 1,259,615, and the graphic design with the name "CIRRUS," U.S. Trademark Registration No. 1,298,026, and may in the future adopt and become the owner of other service marks for use in connection with the CIRRUS System (such current and future service marks to be referred to hereinafter as the "Marks"); and

         WHEREAS Non-member has lawfully established automated teller machines or other electronic terminals which it owns or rents and which it wishes to be connected to the CIRRUS System in accordance with the rules of said system;

         NOW, THEREFORE, in consideration of the premises and the covenants set forth herein, it is agreed as follows:

         1. CIRRUS hereby grants to Non-member upon the terms and conditions set forth herein, a royalty-free, nonexclusive, revocable, nontransferable right and license to use the Marks for services which are designated by CIRRUS, on automated teller machines or other electronic terminals which grant access to the CIRRUS System, in advertising and promotional literature, and in such other manner as may be prescribed in writing by CIRRUS from time to time. Non-member hereby agrees to adhere to the standards of quality established by CIRRUS and to provide electronic funds transfer services in connection with the Marks in conformity with the standards of practice prescribed by CIRRUS.

         2. Non-member agrees to adhere to the established rules and regulations for use of the Marks and operation of the CIRRUS System, as such rules and regulations from time to time may be amended, modified or revised, including without limitation the CIRRUS Operating Rules, the CIRRUS Identification Standards Manual and all bulletins promulgated by CIRRUS from time to time. NON-MEMBER ACKNOWLEDGES THAT SAID RULES AND REGULATIONS CONTAIN IMPORTANT LIMITATIONS NOT REFLECTED IN THE EXPRESS TERMS OF THIS AGREEMENT, AND THAT NON-MEMBER MAY BE LIABLE FOR SUBSTANTIAL PENALTIES FOR VIOLATION OF SAID RULES AND REGULATIONS.

         3. CIRRUS shall have the right to inspect the use of the Marks by Non-member at reasonable intervals during business hours for the purpose of determining whether Non-member is adhering to the standards established for use of the Marks and operation of the CIRRUS System. Non-member shall, upon request, supply CIRRUS with any material or information requested by CIRRUS and reasonably related to the subject matter of this Agreement.

         4. The license granted by this Agreement shall be deemed to be revoked automatically upon the occurrence of any of the following events:

         (a)      bankruptcy or insolvency of the Non-member.

         (b)      voluntary or involuntary liquidation of Non-member, or

         (c) any action by any government authority which terminates or impairs the ability of Non-member to make available electronic funds transfer services through the Non-member's automated teller machines or other electronic terminals.

         5. The license granted by this Agreement may, at any time, with or without cause, be revoked by CIRRUS, and the terms and conditions of this Agreement may be modified by CIRRUS at any time by giving written notice thereof to Non-member. Upon notice of revocation, Non-member agrees to cease immediately all use of or reference to the Marks. All material in the possession of Non-member or subject to its control, on or in connection with which the Marks appear, shall be destroyed by Non-member within thirty (30) days after the date of revocation.

         6. Non-member shall not acquire any right, title or interest in or to the use of the Marks which may be construed to survive the revocation of the license granted by this Agreement.

         7.       Non-member further agrees that:

         (a) Non-member shall have no power, right or authority to transfer, assign or license any rights in or ID the use of the Marks hereby licensed to it.

         (b) Nonmember will not at any time do or cause to be done any act or deed in any way impairing or intended to impair the right of CIRRUS to the use of the Marks, or their validity in any jurisdiction.

         (c) Non-member is not a Member of CIRRUS and has not acquired, through this Agreement, such status or any of the rights thereof, and Non-member agrees not to represent itself to anyone as a Member of CIRRUS.

         (d) Non-member is not authorized to issue cards for use as access devices in the CIRRUS System, or apply the Marks to any cards. Such use of the Marks by Non-member is hereby expressly prohibited.

         8. Non-member shall be solely responsible for its compliance with any and all local, State, federal or foreign statutes, rules and regulations which may be applicable to the ownership, establishment or operation of its automated teller machines or other electronic terminals or to any other aspect of the services it provides in connection with its use of the Marks.

         9. Non-member shall indemnify CIRRUS and its Members and hold them harmless from and against any and all damage losses or expenses, including reasonable attorneys' fees, which may be incurred in connection with any claims, demands, lawsuits, or judgments arising from or in connection with Non-member's use of the Marks or its provision of electronic funds transfer services in connection with the CIRRUS System in any manner other than as expressly permitted by this Agreement.

         10. This Agreement and the license granted hereby shall be governed by the laws of the State of Illinois and the trademark laws of the United States of America.

         11. This Agreement and the license granted hereby shall be effective as of ________________, 199___.

CIRRUS SYSTEM, INC.                             Cardtronics, LP
                                                3000 Hayes, Suite 101
                                                Houston, Texas 77082

By: _______________________________             ________________________________
    John O. Smith, President                    (Name and Address of Non-Member)

                                                By: /s/ Michael Clinard, COO
                                                    ----------------------------
                                                            (Name, Title)

                                                ________________________________
                                                License Identification Number

                          STAR(R) PROCESSING AGREEMENT

                                  ADDENDUM FOR
                            GATEWAY/STATE SPONSORSHIP

         This Addendum ("Sponsorship Addendum") is dated as of April 2003 by and among CARDTRONICS, LP ("User"), Concord EFS National Bank, a national banking association ("Bank") and STAR PROCESSING, INC., A CONCORD EFS, INC. COMPANY ("SPI") f/k/a MONEY ACCESS SERVICE, INC. and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between User and SPI (together with all exhibits, addenda and schedules thereto, the ("Agreement").

                                   BACKGROUND

         SPI provides processing services for User's ATMs and Gateway access to certain Networks pursuant to the Agreement. In order to enable User's ATMs to participate in such Networks and to enable User to establish ATMs in certain states, User seeks the services of a sponsor. Bank is willing to provide sponsorship services with respect to the Networks and states selected on Schedule A hereto (the "Selected Networks" and "Selected States," respectively) in accordance with the terms and conditions of this Addendum, and SPI is willing to accept Bank as a sponsor.

         NOW, THEREFORE, in consideration of the promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       DEFINED TERMS

         Except as otherwise expressly indicated herein, all capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the SPI Processing Agreement or Exhibit A thereto. For purposes of this Addendum, the term "Network" shall include programs for electronic, debit card-based distribution of government benefits in addition to Networks as defined in Exhibit A to the SPI Processing Agreement.

2.       USER  REPRESENTATIONS  AND WARRANTIES

         User represents and warrants to Bank and SPI that:

         (a) The Agreement and this Addendum are valid, binding and enforceable against User in accordance with their terms.

         (b) User is duly organized, validly existing, and in good standing under the laws of the state of its organization and authorized to do business in each state in which the nature of User's activities make such authorization necessary or required.

         (c) User has the full power and authority to execute and deliver the Agreement and this Addendum and perform all of its obligations hereunder.

         (d) The execution, delivery and performance of the Agreement and this Addendum by User are not in conflict with User's articles of incorporation and by-laws or other chartering documents, or any agreement, contract, lease or obligation to which User is a party or by which it is bound.

         (e) Neither User, nor any principal of User, nor any company owned or controlled by, or under common control with, User or any principal of User is or has been the subject of any of the following:

                  (i) Criminal conviction (except minor traffic offenses and other petty offenses);

                  (ii)     Bankruptcy filing or petition;

                  (iii)    Federal or state tax lien;

                  (iv) Administrative or enforcement proceeding commenced by any state or federal regulatory agency, including any banking or securities agency, or entity operating an EBT Network;

                  (v) Restraining order, decree, injunction, or judgment in any proceeding or lawsuit alleging fraud or deceptive practice on the part of User or any principal thereof; or

                  (vi) Any action of any Network to prohibit or terminate User's direct or indirect activities with respect to such Network.

         For purposes of this Addendum the word "principal" shall include any person directly or indirectly owning ten percent (10%) or more of User, any officer or director of User, any person actively participating in the control of User's business, and any spouse of any of the foregoing.

         (f) There is not now pending or threatened against User, any litigation or proceeding, judicial, tax or administrative, the outcome of which might adversely affect the continuing operations of the User. Attached as part of Schedule B is a list and brief description of all pending lawsuits to which User is a party.

         (g) User's financial statements, subject to any limitations stated therein, which have been or which hereafter shall be furnished to Bank or SPI to induce them to enter into this Addendum do or will, respectively, fairly represent the financial condition of User, and all other information, reports and other papers furnished to Bank or SPI will be, at the time the same are furnished, accurate and complete in all material respects.

3.       BANK REPRESENTATIONS AND WARRANTIES

         Bank represents and warrants to User that, as of the date of this Addendum, Bank is a member or participant in good standing with respect to each Selected Network, with full right, power and authority to act as sponsor for otherwise eligible ATM owners in such Selected Networks.

4.       COVENANTS OF USER

         (a) User will execute and deliver any application, participation or membership agreement or other document necessary to enable Bank to act as sponsor for User in each Selected Network and Selected State.

         (b) User will comply with all federal, state and local laws, rules, regulations and ordinances ("Applicable Laws"), including those specifically identified in Schedule A with respect to any Selected State, and with all by-laws, regulations, rules and operating guidelines of the Selected Network ("Network Rules") related to User's ownership, control or operation of the ATMs serviced by SPI pursuant to the Agreement (the "Covered ATMs") and shall obtain all consents, approvals, authorizations or orders of any governmental agency or body required for the execution, delivery and performance of the Agreement and this Addendum.

         (c)      User will provide prompt written notice to the Bank of:

                  (i) any material adverse change in the assets, operations or condition, financial or otherwise, of User;

                  (ii)     the threat or filing of any litigation against User;

                  (iii) any investigation of User or any principal of User by any federal, state or local governmental agency;

                  (iv) any disciplinary action taken by any Network against User or any principal of User; or

                  (v) the occurrence of any other item set forth at Subsection 2(e).

         (d) As soon as possible and in any event within sixty (60) days after the end of each quarter, commencing with the calendar quarter in which the date of this Addendum falls, User will provide Bank with a copy of the User's balance sheet as of the end of such period and related profit, loss and surplus statements.

         (e) User agrees that this Addendum applies only to the Covered ATMs and that Bank shall be the exclusive sponsor of such Covered ATMs for the purposes of any Network to which SPI provides Gateway services, other than Networks to which Bank does not have the right or authority to provide sponsorship services.

         (f) Except as required to comply with Applicable Laws related to sponsorship of ATMs in any Selected State, User shall not in any way indicate that Bank or SPI endorse User's activities, products or services. The parties hereto are and shall remain independent contractors, and neither they, nor their respective individual employees shall have or hold themselves out as having, any power to bind the other to any third party. Nothing contained in this Addendum shall be construed to create or constitute a partnership, joint venture, employer-employee or agency relationship among the parties.

         (g) If Bank is to act as sponsor with respect to Covered ATMs in any Selected State, User shall

                  (i) provide Bank advance written notice of the proposed locations of each Covered ATM in any such Selected State, including the identity of operators of the premises where such Covered ATMs are located, and of any other information related to such Covered ATM or location as Bank shall reasonably require;

                  (ii) provide Bank advance written notice of any Applicable Laws related to the establishment and operation of ATMs at each such location, other than federal laws and regulations;

                  (iii) assist Bank in preparing any and all filings or applications required by Applicable Law with respect to the establishment and operation of ATMs in each Selected State;

                  (iv) immediately notify Bank of any communication, whether oral or written (including electronic communication), from any representative of federal, state, or local government related to any Covered ATM; and

                  (v) engage in no act or omission related to any Covered ATM which would cause Bank to be in violation of any Applicable Law.

5.       SECURITY DEPOSIT

         Within three (3) business days of notice from SPI, User shall establish and maintain with Bank a segregated, restricted interest-bearing deposit account as to which User shall not have withdrawal privileges, dominion or control (the "Cash Collateral Account"), and deposit into such Cash Collateral Account collected funds in such amount requested by Bank in its sole discretion, but not in excess of one (1) days settlement or $10,000, whichever is greater. User hereby pledges and grants to Bank and SPI a security interest in the Cash Collateral Account and all money in the Cash Collateral Account and proceeds thereof as security for prompt payment in full of all User's obligations under the Agreement and this Addendum, including its obligations to any Network for fees, fines or assessments, and authorizes Bank and SN to exercise a right of set-off against funds in the Cash Collateral Account or any other funds or payment due and owing to User under the Agreement, including interchange payments. User agrees to take any steps necessary to ensure the attachment, perfection or protection of Bank's and SPI's security interest in the Cash Collateral Account.

6.       COVENANTS OF BANK

         (a) Bank shall act as User's sponsor with respect to the participation of the Covered ATMs in each Selected Network in accordance with the Network Rules of each such Selected Network and with respect to the laws and regulations set forth at Schedule A for each Selected State.

         (b) Bank shall maintain its status as member or participant in good standing with each Selected Network and shall comply with all Network Rules applicable to Bank's sponsorship of User's participation in each such Selected Network; provided, however, that Bank may terminate its sponsorship with User in any Selected Network (i) immediately upon written notice to User if Bank's authority to participate in such Selected Network or act as sponsor of User in such Selected Network is terminated by such Selected Network or (ii) upon thirty
(30) days prior written notice, if Bank determines to terminate its membership or participation in such Selected Network.

         (c) Bank may, in its sole discretion, determine not to sponsor any Covered ATM.

7.       COVENANTS OF SPI

         SPI hereby agrees to accept Bank as User's sponsor with respect to the Selected Networks.

8.       FEES

         In addition to all other fees set forth in the Agreement, User shall compensate Bank for its services hereunder in accordance with the provisions of Schedule C attached hereto and the fee payment provisions of the Agreement. Bank shall pay its own costs of membership or participation in each Selected Network, but User shall pay any third party fee or charge incurred as a result of Bank's sponsorship of User.

9. TERM; TERMINATION

         (a) This Addendum shall be effective as of the date first written above and shall continue in effect during the term, including the initial term and any renewal term, of the Agreement, unless earlier terminated by any party pursuant to this Section. This Addendum will terminate without further action of any party upon the expiration or termination of the Agreement.

         (b) Any party may terminate this Addendum as of the end of the initial term or any renewal term of the Agreement by providing sixty (60) days prior written notice to the other parties.

         (c) Bank or SPI may terminate this Addendum or Bank's sponsorship of User in any Selected Network or with respect to the specified Applicable Laws of any Selected State upon occurrence or discovery of one or more of the following events:

                  (i) Immediately upon notice to User of the occurrence at any time of any of the conditions set forth at Subsections 2(e)(i), (ii), (iv), (v) or (vi) or 4(c)(i) or (iv).

                  (ii) Thirty (30) days after written notice by Bank or SPI to User, upon the occurrence of any of the conditions set forth Subsections 2(e)(iii) or 4(c)(ii) or (iii).

                  (iii) In the event any financial statement, representation, warranty, statement or certificate furnished is materially false or misleading.

                  (iv) Immediately upon the occurrence of any other circumstance with respect to this Addendum that may reasonably be expected to have an adverse effect on Bank.

         (d) In addition to the foregoing, any party may terminate this Addendum upon provision of thirty (30) days prior written notice to the other parties of any material breach of this Addendum by another party, provided that the defaulting party has not cured such breach within such thirty (30) day period.

         (e) Upon any termination of this Addendum by Bank or SPI pursuant to Subsections 9(c) or (d) above, User shall pay to Bank an early termination fee equal to the number of months remaining in the then-current term multiplied by the greater of (i) the highest average monthly amount of fees and charges incurred by User hereunder in any consecutive three (3) month period or (ii) $5,000 (the "Early Termination Fee"). The parties agree that in the event of termination pursuant to Subsections 9(c) or (d) above, it would be extremely difficult and impracticable to fix the actual damages to SPI resulting from such termination, and that, therefore, User shall pay to Bank the Early Termination Fee set forth above as liquidated damages and not as a penalty. The parties further agree that the Early Termination Fee represents a reasonable endeavor by the parties to estimate fair compensation for the foreseeable losses that might result from such termination.

10.      INDEMNIFICATION

         User shall indemnify and hold harmless Bank and SPI, their affiliates (including parents and subsidiaries), and their respective officers, directors, employees, successors and assigns, from and against any and all direct or contingent losses, costs, claims, demands, and causes of action (including, without limitation, the cost of investigating the claim, the cost of litigation, and reasonable attorneys' fees, whether or not legal proceedings are instituted) paid or incurred by or on behalf of Bank or SPI as a result of User's violation of any of the terms of this Addendum, any Schedule hereto, Network Rules, or Applicable Laws, or otherwise arising from or related to Bank's sponsorship of User in any Selected Network.

11.      SURVIVAL

         All representations and warranties, the rights and obligations of the parties pursuant to Sections 5, 9(e) and 10 and User's obligations to pay accrued fees shall survive the expiration or termination of this Agreement.

12.      NOTICES

         For purposes of the notices provision of the Agreement, notices to Bank shall be sent to: Concord EFS National Bank, 2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee 38133, Attention: Senior Vice President.

13.      AMENDMENT OF AGREEMENT

         Except as amended, modified and supplemented hereby, the Agreement is hereby ratified and shall continue in full force and effect in accordance with its terms. Bank shall be the beneficiary, to the same extent as SPI, of each representation, warranty, covenant and condition of User under the Agreement and of all disclaimers and limitations of liability of SPI thereunder, but shall in no way be liable for any act or omission of SPI.

         IN WITNESS WHEREOF, this Addendum is executed by the parties as of the date and year below.

                            Concord EFS National Bank

                            By: /s/ E. T. Haslam
                                ------------------------------------------------

                            Name and Title E. T. Haslam, CFO

                            CARDTRONICS, LP

                            By: /s/ Jack M. Antonini
                                ------------------------------------------------

                            Name and Title: Jack M. Antonini, President and CEO

                            STAR PROCESSING, INC.,

                            A CONCORD EFS, INC. COMPANY

                            By: /s/ E. T. Haslam
                                ------------------------------------------------

                            Name and Title: E. T. Haslam, CFO

                                   SCHEDULE A
                                SELECTED NETWORKS

         User, Bank and SPI hereby agree that Bank shall act as sponsor for User, pursuant to the terms and conditions of the Addendum, with respect to the following Networks and in the states identified below:

[User and Bank to initial]

_____  _____ Cirrus/ MasterCard
_____  _____ PLUS/ VISA
_____  _____ American Express Card
_____  _____ Discover Card
_____  _____ NYCE
_____  _____ Infinet
_____  _____ Honor
_____  _____ Maestro U.S.A. Inc.
_____  _____ Interlink
_____  _____ QUEST EBT
/s/ JMA ____ AFFN
-------
_____  _____ STAR
/s/ JMA ____ Other (Specify) CU24
-------

[User and Bank to initial]

_____  _____      West Virginia (Section 3lA-8-l26, West Virginia Code Ann.
(Supp. 1998), and Title 106, Series 7 of the West Virginia Division of Banking's Legislative Rules.)

                  Pursuant to West Virginia law, User will maintain a sign on each Covered ATM, in a size and format acceptable to Bank showing the sponsorship of Bank with respect to such ATM.

_____  _____      Connecticut (Pursuant to Connecticut Division of Banking's
Legislative Rules)

                  Pursuant to Connecticut law, User will maintain a sign on each Covered ATM, in a size and format acceptable to Bank showing the sponsorship of Bank with respect to such ATM.

                                 Schedule A - 1

                                   SCHEDULE B
                               LITIGATION LISTINGS

         User (Cardtronics) is not involved in any litigation that might adversely affect its continuing obligations. User has initiated numerous lawsuits against various merchants to enforce the terms and conditions of its contracts with said merchants.

                                     Schedule A - 1

                                   SCHEDULE C
                                      FEES

1.       Start Up Fee $  *

2.       All applicable network transaction fees including but not limited to:
         ATM fees, fines and assessments, POS fees, adjustment fees and interchange fees/payments per the interchange table will be passed through as incurred by SPI.

3.       Sponsorship Transaction fees - Waived


* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                                 Schedule C - 1

                          STAR(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                                 GATEWAY SERVICE

This Addendum is dated April 24, 2003 by and between STAR PROCESSING, INC., A CONCORD EFS, INC. COMPANY f/k/a MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("SPI", "we" or "us") and CARDTRONICS, LP with offices located at 3000 HAYES, SUITE 101, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between SPI and User ("SPI Processing Agreement").

                                   BACKGROUND

         In addition to the SPI Processing Services set forth in the SPI Processing Agreement, SPI offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, SPI and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1.       DEFINED TERMS

         All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the SPI Processing Agreement or Exhibit A thereto.

2.       GATEWAY SERVICE

         You hereby select and we hereby agree to provide you with Gateway Services to the Networks designated by your INITIALS below:

_____ Cirrus/ MasterCard            _____Cards       _____ ATMs
_____ PLUS/VISA                     _____Cards       _____ ATMs
_____ American Express Card
_____ Discover Card
_____ NYCE
_____ Maestro U.S.A. Inc.
_____ Interlink
/s/ JMA Other (Specify) AFFN
-------
/s/ JMA Other (Specify) CU24
-------

         At all times during the provision of Gateway Services with respect to each Network and consistent with User's category of participation in each Network, User will remain an active member, participant, card issuer or acquirer of Transactions in good standing with each Network that User accesses through the Gateway Service.

3.       OTHER USER RESPONSIBILITIES

         You are solely responsible for complying in all respects with the rules, regulations, bylaws and/or standards of the other Network(s) to which we provide Gateway Service pursuant to this Addendum and with applicable laws and regulations affecting User's cards, Terminals and Transactions. Notwithstanding any other provision of this Agreement, SN shall have no responsibility for losses caused, in whole or in part, by the error or delay of User in complying with applicable laws or regulations or Network rules, regulations, bylaws or standards in initiating or responding to chargebacks, representments, adjustments, and every other category of fees presently existing and hereafter imposed in connection with inquiries or other Network error resolution processes.

4.       FEES

         For the Additional Processing Services described in this Addendum, you agree to pay SPI the applicable fees in accordance with the schedule of fees set forth on Exhibit GS-1 hereto. You will be solely responsible for all other Networks' membership and other fees, charges, assessments, fines, penalties and every other category of fees presently existing and hereafter imposed in connection with your participation in, or processing or settlement of Transactions in such Network through the Gateway Service. We will pay you on a net basis, fees we receive from Networks for your benefit, subject to our rights hereunder and under applicable law or regulation.

5.       SETTLEMENT PROCEDURES

         SPI will calculate User's settlement obligation for each Business Day at such time as SPI shall set in its reasonable discretion. Settlement shall be on a net basis across all Networks selected by User, unless otherwise designated by SPI, and will be based on the Transaction records which SPI has processed between the cut-off time on that Business Day and the cut-off date time on the immediately preceding Business Day, and may include any fees and other charges payable by or due to User for that period. SPI also may include in net settlement User's settlement obligations in the STAR Network. User hereby grants and authorizes SPI to exercise a right of set-off against funds payable to User pursuant to this Agreement or any other agreement between SPI and User and other funds, including any pledge accounts, that User maintains with SPI or any Network. SPI may apply all such amounts as payment on User's obligations in a priority or order of payment determined by SPI in its sole discretion.

6.       EFFECTIVE DATE AND TERM

         This Addendum shall be effective when fully executed by us in original form and the required payments hereunder have been delivered to us. This Addendum shall be for a term coterminous with the remaining initial term or current renewal term of the SPI Processing Agreement and shall, thereafter, be renewed automatically for successive one (1) year terms unless terminated in accordance with paragraph 17 of the SPI Processing Agreement.

         This Addendum shall terminate immediately upon expiration or earlier termination of the SPI Processing Agreement.

7.       AMENDMENT OF SPI PROCESSING AGREEMENT

         Except as otherwise amended hereby, the SPI Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

8.       AGREEMENT TO ADDENDUM

         User has agreed to the terms of this Addendum by at the time of its execution of the SPI Processing Agreement or at any later time by execution of an Addendum for Schedule of User's Selection of Additional Processing Services to supplement the SPI our rights hereunder and under applicable law or Processing Agreement. The signatures of SPI and regulation. User set forth in the SPI Processing Agreement and the above referenced Addendum shall serve as evidence of the parties' agreement to this Addendum.

                                  EXHIBIT GS-I
                                SCHEDULE OF FEES
                       FOR ADDITIONAL PROCESSING SERVICES
                                 GATEWAY SERVICE

The fees payable by User for Gateway Service shall be as follows:

PROCESSING FEES

1. A per transaction processing fee including withdrawals, transfers, balance inquiries, declines, reversals and terminal balancing as follows:

         1 -- 3,000,000 transactions                 $  *
         3,000,001 -- 5,000,000 transactions         $  *
         Over 5,000,000 transactions                 $  *

2. Network sponsorship fees for national and regional networks are included in the transaction processing fee.

All applicable regional and national network transaction fees including but not limited to: indirect processing, licensing, gateway processing, charge back, adjustment or other fees relating to participation in a particular network, will be passed through as incurred by SPI.

                                EXHIBIT GS-I - 1

* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                          STAR(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                          SCHEDULE OF USER'S SELECTION
                                       OF
                         ADDITIONAL PROCESSING SERVICES

This Addendum is dated April 24, 2003 by and between STAR PROCESSING, INC., A CONCORD EFS, INC. COMPANY f/k/a MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("SPI", "we" or "us") and CARDTRONICS, LP with offices located at 3000 HAYES, SUITE 101, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001 between SPI and User ("SPI Processing Agreement").

                                   BACKGROUND

         In connection with the SPI Processing Services set forth in the SPI Processing Agreement, SPI offers other services which facilitate the processing of Transactions ("Additional Processing Services"). At the time of execution of the SPI Processing Agreement or at any later time, User may select Additional Processing Services. User's most recent selection of Additional Processing Services is itemized herein. Any previous selections by User of Additional Processing Services are reflected on earlier addenda. The features of and charges for the Additional Processing Services that User selects on this addenda are set forth in separate Addenda to the SPI Processing Agreement which are attached hereto and incorporated herein by reference.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, SPI and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS. All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the SPI Processing Agreement or Exhibit A thereto.

2. USER'S SELECTION OF ADDITIONAL PROCESSING SERVICES. From the list below, User selects those Additional Processing Services by which it places its initials.

                           ________    Advanced ATM Functionality

                           ________    Cardholder Service Charging Service

                           ________    Card Production Service

                           ________    Dial-Up ATM

                           ________    EBT Processing Service

                           ________    Electronic Banking Service

                           /s/ JMA     Gateway Service
                           --------

                           /s/ JMA     Gateway Sponsorship
                           --------

                           ________    MasterCard Debit Card/Visa Check Card

                           ________    On-Line Services

                           ________ Signature Debit Fraud Risk Identification Service

                           ________    Self Service Banking

                           ________    Telephone Banking Card Service

                           ________    Verified by VISA Processing

                           ________    Other Special Terms

3. CONFIRMATION OF SPI PROCESSING AGREEMENT. Except as otherwise amended hereby, the SPI Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

4. AGREEMENT TO SEPARATE ADDENDA. The execution by SPI and User of this Addendum for Schedule of User's Selection of Additional Processing Services shall evidence the parties' agreement to the terms, conditions and pricing set forth in the separate Addenda for each of the Additional Processing Services that User selects hereinabove.

5. NEWLY SELECTED ADDITIONAL PROCESSING SERVICES. This Addendum reflects User's newly selected Additional Processing Services and shall supplement any earlier addenda executed for such purpose.

         In Witness Whereof, the parties hereto have executed this Addendum by their duly authorized representatives on the date first written above.

                             STAR PROCESSING, INC.,
                             A CONCORD EFS, INC. COMPANY

                             By: /s/ E. T. Haslam
                                 -----------------------------------------------

                                 E. T. Haslam, CFO
                                 -----------------------------------------------
                                 Name and Title (Printed)

                             CARDTRONICS, LP

                             By: /s/ Jack M. Antonini
                                 -----------------------------------------------

                                 Jack M. Antonini, President and CEO
                                 -----------------------------------------------
                                 Name and Title (Printed)

                                 _______________________________________________
                                 User Identification Number

                          STAR(R) PROCESSING AGREEMENT

                                    ADDENDUM
                                       FOR
                          SCHEDULE OF USER'S SELECTION
                                       OF
                         ADDITIONAL PROCESSING SERVICES

         This Addendum is dated May 2, 2003 by and between STAR PROCESSING, INC., A CONCORD EFS, [NC. COMPANY f/k/a MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("SPI", "we" or "us") and CARDTRONICS, LP with offices located at 3110 HAYES ROAD. SUITE 300, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001 between SPI and User ("SPI Processing Agreement").

                                   BACKGROUND

         In connection with the SPI Processing Services set forth in the SPI Processing Agreement, SPI offers other services which facilitate the processing of Transactions ("Additional Processing Services"). At the time of execution of the SPI Processing Agreement or at any later time, User may select Additional Processing Services. User's most recent selection of Additional Processing Services is itemized herein. Any previous selections by User of Additional Processing Services are reflected on earlier addenda. The features of and charges for the Additional Processing Services that User selects on this addenda are set forth in separate Addenda to the SPI Processing Agreement which are attached hereto and incorporated herein by reference.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, SPI and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS. All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the SPI Processing Agreement or Exhibit A thereto.

2. USER'S SELECTION OF ADDITIONAL PROCESSING SERVICES. From the list below, User selects those Additional Processing Services by which it places its INITIALS.

                           ________    Advanced ATM Functionality

                           /s/ JMA     ATM Key Initialization System
                           --------

                           ________    Cardholder Service Charging Service

                           ________    Card Production Service

                           ________    Dial-Up ATM

                           ________    EBT Processing Service

                           ________    Electronic Banking Service

                           ________    Gateway Service

                           ________    Gateway Sponsorship

                           ________    MasterCard Debit Card/Visa Check Card

                           ________    On-Line Services

                           ________ Signature Debit Fraud Risk Identification Service

                           ________    Self Service Banking

                           ________    Telephone Banking Card Service

                           ________    Verified by VISA Processing

                           ________    Other Special Terms

3. CONFIRMATION OF SPI PROCESSING AGREEMENT. Except as otherwise amended hereby, the SPI Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

4. AGREEMENT TO SEPARATE ADDENDA. The execution by SPI and User of this Addendum for Schedule of User's Selection of Additional Processing Services shall evidence the parties' agreement to the terms, conditions and pricing set forth in the separate Addenda for each of the Additional Processing Services that User selects hereinabove.

5. NEWLY SELECTED ADDITIONAL PROCESSING SERVICES. This Addendum reflects User's newly selected Additional Processing Services and shall supplement any earlier addenda executed for such purpose.

         In Witness Whereof, the parties hereto have executed this Addendum by their duly authorized representatives on the date first written above.

                             STAR PROCESSING, INC.,

                             A CONCORD EFS, INC. COMPANY

                             By: /s/ E. T. Haslam
                                 -----------------------------------------------

                                 E. T. Haslam, CFO
                                 -----------------------------------------------
                                 Name and Title (Printed)

                             CARDTRONICS, LP

                             By: /s/ Jack M. Antonini
                                 -----------------------------------------------

                                 Jack M. Antonini, President and CEO
                                 -----------------------------------------------
                                 Name and Title (Printed)

                                 _______________________________________________
                                 User Identification Number

                          STAR(R) PROCESSING AGREEMENT
                                    ADDENDUM
                                       FOR
                         ADDITIONAL PROCESSING SERVICES
                          ATM KEY INITIALIZATION SYSTEM

         This Addendum is dated May 2, 2003 by and between STAR PROCESSING, INC., A CONCORD EFS, [NC. COMPANY f/k/a MONEY ACCESS SERVICE INC. with offices located at 1100 Carr Road, Wilmington, Delaware 19809 ("STAR", "we" or "us") and CARDTRONICS, LP with offices located at 3110 HAYES ROAD, SUITE. 300, HOUSTON, TEXAS 77082 ("User" or "you") and shall supplement, amend and become part of the MONEY ACCESS SERVICE Processing Agreement dated September 6, 2001, between STAR and User ("STAR Processing Agreement").

                                   BACKGROUND

         In addition to the STAR Processing Services set forth in the STAR Processing Agreement, STAR offers other services which facilitate the processing of Transactions ("Additional Processing Services"). User elects the Additional Processing Services described herein.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, STAR and User agree to be legally bound by the terms of this Addendum as hereinafter set forth.

1. DEFINED TERMS. All capitalized terms used in this Addendum and not otherwise defined herein shall have the meanings set forth in the STAR Processing Agreement or Exhibit A thereto.

2. THE SERVICE. You hereby request and we hereby agree to provide you with the ATM Key Initialization System (the "Key Service"), which is a method of establishing a unique cryptographic key for communication between individual User ATMs and our host ATM driving system.

3. STAR RESPONSIBILITIES. STAR will administer the Key Service for ATMs for which STAR provides ATM driving services under the STAR Processing Agreement so that each ATM can produce a unique cryptographic key for communication with the STAR host processing system either (i) by providing User cryptographic key components that User may manually load in ATMs ("First Key Service") or (ii) by electronically delivering to User's ATM an unique cryptographic key ("Remote Key Update") in order to update an existing cryptographic key. The First Key Service component of the Key Service also will include a voice response unit or other system for registering the loading of such key components with the STAR host processing system.

4. USER RESPONSIBILITIES. User will be responsible for properly following instructions for use of the Key Service, including correct entry of data elements, as provided by STAR from time to time. User will safeguard any and all components of the Key Service that are under User's control at any time, including any passwords, access codes, cryptographic key components, user identification codes, and terminal identification codes, that provide access to, or are used in providing, any element of the Key Service regardless of the form in which such components are provided.

5. FEES. For the Additional Processing Services described in this Addendum, User agrees to pay STAR the applicable fees in accordance with the schedule of fees set forth in Exhibit KEY-I hereto.

6. TERM. This Addendum shall be effective when fully executed by both parties in original form and shall be for a term coterminous with the STAR Processing Agreement.

7. NO WARRANTIES. IN ADDITION TO THE DISCLAIMER OF WARRANTIES IN THE STAR PROCESSING AGREEMENT, THE KEY SERVICE IS NOT WARRANTED TO BE FREE FROM ERROR OR INTERRUPTION OR TO PREVENT UNLAWFUL ACCESS TO ANY SYSTEM OR TRANSACTION. NO DESCRIPTIONS OR SPECIFICATIONS, WHETHER OR NOT INCORPORATED INTO THIS ADDENDUM SHALL CONSTITUTE WARRANTIES OF ANY KIND.

8. CONFIRMATION OF AGREEMENT. Except as otherwise amended hereby, the STAR Processing Agreement is hereby ratified in all respects and shall remain in full force and effect.

                                  EXHIBIT KEY-1
                                SCHEDULE OF FEES
                       FOR ADDITIONAL PROCESSING SERVICES
                          ATM KEY INITIALIZATION SYSTEM

User agrees to pay SPI:

ANNUAL FEE

1. A Unique Key VRU Subscription Fee to access VRU system of $ * per year, which shall be billed in monthly increments of $ * Waived

ONE-TIME SETUP

1.       Two comvelopes per Terminal         Waived

2.       Two Servicer ID's                   Waived

RECURRING FEES

1.       A Comvelope re-order fee shall be based on the following tier below:

Comvelopes**                   Fee
------------                   ---
10                           * Waived
50                           * Waived

2. A User ID setup fee of $ * per User ID requested after the initial two (2). Waived

3.       A Remote Key Update fee of $  *  per Terminal after the first one.
         Waived

** Must be ordered in increments of 10.

NOTE: EACH KEY INJECTION
      REQUIRES TWO COMVELOPES


* Denotes Confidential Portion Omitted and Filed Separately with the Commission.

                               EXHIBIT KEY-1 - 1